Exhibit 10.9

[Execution]

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (“Agreement”), dated as of August 1, 2016 (the “Effective Date”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (in such capacity, the “Revolving Loan Agent” as hereinafter further defined) pursuant to the Revolving Loan Agreement (as hereinafter defined) acting for and on behalf of the Revolving Loan Secured Parties (as hereinafter defined), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent for the First Lien Term Loan Obligations (as defined below) (in such capacity, as successor to Bank of America, N.A., the “First Lien Term Loan Agent” as hereinafter further defined) pursuant to the First Lien Term Loan Agreement (as hereinafter defined) acting for and on behalf of the First Lien Term Loan Secured Parties (as hereinafter further defined) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent for the Incremental Term Loan Obligations (as defined below) (in such capacity, as successor to Bank of America, N.A., the “Incremental Term Loan Agent” as hereinafter further defined) pursuant to the Incremental Term Loan Credit Agreement (as hereinafter defined) acting for and on behalf of the Incremental Term Loan Secured Parties (as hereinafter further defined).

WITNESSETH:

WHEREAS, Nomac Drilling, L.L.C., an Oklahoma limited liability company (“Nomac”), Performance Technologies, L.L.C., an Oklahoma limited liability company (“PT”) and Great Plains Oilfield Rental, L.L.C., an Oklahoma limited liability company (“GPOR” and together with Nomac and PT, each an “Initial Revolving Loan Borrower” and collectively the “Initial Revolving Loan Borrowers”), as initial borrowers under the Revolving Loan Agreement (as hereinafter defined) have entered into a secured revolving credit facility with the Revolving Loan Agent and the lenders and other parties for whom it is acting as agent as set forth in the Revolving Loan Agreement pursuant to which such lenders have made and from time to time may make loans and provide other financial accommodations to the Initial Revolving Loan Borrowers which are guaranteed by Seventy Seven Energy Inc., a Delaware corporation (“Parent”), and the Initial Revolving Loan Guarantors (as hereinafter defined) and secured by substantially all of the assets of the Initial Revolving Loan Borrowers and the Initial Revolving Loan Guarantors;

WHEREAS, Seventy Seven Operating LLC, an Oklahoma limited liability company, as the initial borrower (the “Initial Term Loan Borrower”) under the First Lien Term Loan Agreement (as hereinafter defined) and Parent have entered into a secured term loan facility with the First Lien Term Loan Agent and the lenders and other parties for whom it is acting as agent as set forth in the First Lien Term Loan Agreement (as hereinafter defined) pursuant to which such lenders have made term loans to the Initial Term Loan Borrower which are guaranteed by the Initial Term Loan Guarantors (as hereinafter defined) and secured by substantially all of the assets of the Initial Term Loan Borrower and the Initial Term Loan Guarantors (as hereinafter defined);

WHEREAS, the Initial Term Loan Borrower and Parent have entered into a secured incremental term loan facility with Incremental Term Loan Agent and the lenders and other parties for whom it is acting as agent as set forth in the Incremental Term Loan Agreement (as hereinafter defined) pursuant to which such lenders have made term loans to the Initial Term Loan Borrower which are guaranteed by the Initial Term Loan Guarantors and secured by substantially all of the assets of the Initial Term Loan Borrower and the Initial Term Loan Guarantors; and

WHEREAS, each of the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, desire to enter into this Agreement to (i) confirm the relative priority of the security interests of each of the Revolving Loan Agent, the First Lien Term Loan Agent and Incremental Term Loan Agent in the assets and properties of the Borrowers and the Guarantors, in each case subject to the other Liens permitted by the applicable Loan Documents, (ii) provide for the orderly sharing among the Revolving Loan Secured Parties, the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, in each case subject to the Liens permitted by the applicable Loan Documents, and (iii) address related matters.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.	Definitions; Interpretation

1.1 Definitions. As used in this Agreement, the following terms have the meanings specified below:

“Account” shall mean an “account” as that term is defined in Article 9 of the UCC.

“Agents” shall mean, collectively, the Revolving Loan Agent, the First Lien Term Loan Agent and Incremental Term Loan Agent, sometimes being referred to herein individually as an “Agent”.

“Agreement” shall mean this Intercreditor Agreement, as the same now exists or may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms hereof.

“Bank Product Obligations” shall mean Cash Management Obligations and Revolving Loan Hedging Obligations.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrowers” shall mean, collectively, (a) the Initial Revolving Loan Borrowers, (b) the Initial Term Loan Borrower, (c) any other person that at any time after the date hereof becomes a party to the Revolving Loan Agreement, the First Term Lien Term Loan Agreement, or the Incremental Term Loan Agreement as a borrower, and (d) each of their successors and assigns; sometimes being referred to herein individually as a “Borrower”.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Management Obligations” shall mean, with respect to any Person, the obligations of such Person in connection with any one or more of the following types or services or facilities: (a) credit cards, debit cards, p-cards or stored value cards or the processing of credit card, debit card or stored value card sales or receipts, including cardless e-payables services, (b) cash management or related services, including: (i) the automated clearinghouse transfer of funds for the account of such Person pursuant to agreement or overdraft for any accounts of such Person and (ii) controlled disbursement services.

“Collateral” shall mean all of the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by any Grantor in or upon which any Revolving Loan Secured Party, First Lien Term Loan Secured Party or Incremental Term Loan Secured Party at any time has (or purports to have) a Lien, and including, without limitation, all Proceeds of such property and interests in property, in each case constituting “Collateral” in the applicable Loan Documents.

“Discharge of First Lien Term Loan Obligations” shall mean, subject to Sections 6.9 and 12.3 hereof:

(a) the payment in full in cash or other immediately available funds of the principal and interest (including any interest which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case) constituting First Lien Term Loan Obligations in an aggregate amount not to exceed the First Lien Term Loan Debt Cap;

(b) the payment in full in cash or other immediately available funds of all other First Lien Term Loan Obligations (other than principal and interest) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any such amounts which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case), other than obligations described in clause (c) below; and

(c) the delivery to the First Lien Term Loan Agent of cash collateral or at the First Lien Term Loan Agent’s option (exercised at the direction of the applicable First Lien Term Loan Secured Parties), the delivery to the First Lien Term Loan Agent of a letter of credit payable to the First Lien Term Loan Agent issued by a bank acceptable to the First Lien Term Loan Agent and such First Lien Term Loan Secured Parties and in form and substance satisfactory to the First Lien Term Loan Agent and such First Lien Term Loan Secured Parties, in either case in respect of continuing obligations of the First Lien Term Loan Agent and the First Lien Term Loan Lenders under control agreements and other contingent First Lien Term Loan Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to a First Lien Term Loan Secured Party at the time which are reasonably expected to result in any loss, cost, damage, or expense, (including attorney’s fees and legal expenses) to any First Lien Term Loan Secured Party for which such First Lien Term Loan Secured Party is entitled to indemnification by any Grantor and for which such First Lien Term Loan Secured Party has sent a written notice of such right of indemnification to any Grantor.

“Discharge of Incremental Term Loan Obligations” shall mean, subject to Sections 6.9 and 12.3 hereof:

(a) the payment in full in cash or other immediately available funds of the principal and interest (including any interest which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case) constituting Incremental Term Loan Obligations in an aggregate amount not to exceed the Incremental Term Loan Debt Cap;

(b) the payment in full in cash or other immediately available funds of all other Incremental Term Loan Obligations (other than principal and interest) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any such amounts which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case), other than obligations described in clause (c) below; and

(c) the delivery to the Incremental Term Loan Agent of cash collateral or at the Incremental Term Loan Agent’s option (exercised at the direction of the applicable Incremental Term Loan Secured Parties), the delivery to the Incremental Term Loan Agent of a letter of credit payable to the Incremental Term Loan Agent issued by a bank acceptable to the Incremental Term Loan Agent and such Incremental Term Loan Secured Parties in form and substance satisfactory to the Incremental Term Loan Agent and such Incremental Term Loan Secured Parties, in either case in respect of continuing obligations of the Incremental Term Loan Agent and the Incremental Term Loan Lenders under control agreements and other contingent Incremental Term Loan Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to an Incremental Term Loan Secured Party at the time which are reasonably expected to result in any loss, cost, damage, or expense, (including attorney’s fees and legal expenses) to any Incremental Term Loan Secured Party for which such Incremental Term Loan Secured Party is entitled to indemnification by any Grantor and for which such Incremental Term Loan Secured Party has sent a written notice of such right of indemnification to any Grantor.

“Discharge of Revolving Loan Obligations” shall mean, subject to Sections 6.9 and 12.3 hereof:

(a) the payment in full in cash or other immediately available funds of the principal (excluding the amount of undrawn letters of credit) and interest (including any interest which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case) constituting Revolving Loan Obligations in an aggregate amount not to exceed the Revolving Loan Debt Cap;

(b) the payment in full in cash or other immediately available funds of all other Revolving Loan Obligations (other than principal and interest) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any such amounts which would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case), other than obligations described in clause (c) below;

(c) the delivery to the Revolving Loan Agent of cash collateral, or at the Revolving Loan Agent’s option, the delivery to the Revolving Loan Agent of a letter of credit payable to the Revolving Loan Agent issued by a bank acceptable to the Revolving Loan Agent and in form and substance satisfactory to the Revolving Loan Agent, in either case in respect of letters of credit, banker’s acceptances or similar instruments issued under the Revolving Loan Documents (in an amount equal to one hundred five (105%) percent of the amount of such letters of credit, banker’s acceptance or similar instruments), Bank Product Obligations (or, at the option of the Revolving Loan Secured Party with respect to such Bank Product Obligations, the termination of the applicable Revolving Loan Hedging Obligations or cash management arrangements and the payment in full in cash of Revolving Loan Obligations due and payable in connection with such termination), continuing obligations of the Revolving Loan Agent and the Revolving Loan Lenders under control agreements and other contingent Revolving Loan Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to a Revolving Loan Secured Party at the time which are reasonably expected to result in any loss, cost, damage or expense (including attorneys’ fees and legal expenses) to any Revolving Loan Secured Party for which such Revolving Loan Secured Party is entitled to indemnification by any Grantor and for which such Revolving Loan Secured Party has sent a written notice of such right of indemnification to any Grantor;

(d) the termination of the commitments of the Revolving Loan Lenders and the financing arrangements provided by the Revolving Loan Agent and the Revolving Loan Lenders to the Grantors under the Revolving Loan Documents.

“Disposition” shall mean any sale, lease, license, assignment, exchange, transfer or other disposition and including any casualty or condemnation.

“Effective Date” shall have the meaning as set forth in the introductory paragraph hereof.

“Equity Interest” means, with respect to a Person, all of the stock, shares, options, warrants, interests, participations, rights or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other interest or participation that confers on another Person the right to receive a share of the profits and losses of, or distributions of assets of, such issuing Person.

“Exigent Circumstance” shall mean an event or circumstance that materially and imminently threatens the ability of any Agent to realize upon all or a material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, destruction (other than to the extent covered by insurance), material waste or abscondment thereof.

“First Lien Revolving Cash Collateral” shall have the meaning set forth in Section 6.2(b) hereof.

“First Lien Revolving DIP Financing” shall have the meaning set forth in Section 6.2(b) hereof.

“First Lien Term Loan Agent” shall mean Wilmington Trust, National Association, a national banking association and its successors and assigns in its capacity as administrative and collateral agent pursuant to the First Lien Term Loan Documents acting for and on behalf of the other First Lien Term Loan Secured Parties and any successor or replacement agent under the First Lien Term Loan Documents.

“First Lien Term Loan Agreement” shall mean the $400 Million Term Loan Credit Agreement, dated as of June 25, 2014, by and among the Initial Term Loan Borrower, the First Lien Term Loan Agent and the First Lien Term Loan Lenders party thereto, as amended by that certain Amendment No. 1 to Credit Agreement dated as of the date hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced or replaced in accordance with this Agreement.

“First Lien Term Loan Cash Collateral” shall have the meaning set forth in Section 6.2 hereof.

“First Lien Term Loan Debt Cap” means, as of any date of determination, (a) subject to Sections 6.9 and 12.3, the aggregate outstanding principal amount of First Lien Term Loan Obligations as of such date, which amount shall not exceed an amount equal to (i) $393,000,000 minus (ii) the aggregate amount of all principal payments and prepayments of First Lien Term Loan Obligations received by the First Lien Term Loan Agent (on behalf of any other First Lien Term Loan Secured Party) or any other First Lien Term Loan Secured Party, plus (b) the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the First Lien Term Loan Obligations (other than First Lien Term Loan Excess Debt) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the First Lien Term Loan Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding), plus (c) $73,000,000 in the aggregate, when combined with all amounts outstanding under clause (c) of the definition of Incremental Term Loan Debt Cap.

“First Lien Term Loan DIP Financing” shall have the meaning set forth in Section 6.2 hereof.

“First Lien Term Loan Documents” shall mean, collectively, the First Lien Term Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Grantor or any other person to, with or in favor of any First Lien Term Loan Secured Party in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the First Lien Term Loan Obligations), in each case, in accordance with the terms of this Agreement.

“First Lien Term Loan Enforcement Date” means, with respect to any Revolving Loan Priority Collateral, the date which is 240 days after the occurrence of (a) a First Lien Term Loan Event of Default and (b) the Revolving Loan Agent’s receipt of written notice from the First Lien Term Loan Agent of such First Lien Term Loan Agent’s intent to exercise remedies with respect to the Revolving Loan Priority Collateral and certifying that (i) a First Lien Term Loan Event of Default has occurred and is continuing and (ii) the First Lien Term Loan Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable First Lien Term Loan Documents (a “First Lien Term Loan Enforcement Notice”); provided that the First Lien Term Loan Enforcement Date shall be stayed (1) at any time the Revolving Loan Agent or the Revolving Loan Secured Parties have commenced and are reasonably diligently pursuing any enforcement action with respect to any or all of the Collateral, (2) with respect to any Grantor, at any time that such Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding or (3) if the First Lien Term Loan Event of Default that was the basis of such First Lien Term Loan Enforcement Notice is waived or otherwise ceases to exist or the acceleration of the First Lien Term Loan Obligations (if any) is rescinded in accordance with the terms of the applicable First Lien Term Loan Documents.

“First Lien Term Loan Enforcement Notice” shall have the meaning set forth in the definition of First Lien Term Loan Enforcement Date.

“First Lien Term Loan Event of Default” shall mean any “Event of Default” as defined in the First Lien Term Loan Agreement.

“First Lien Term Loan Excess Debt” means the sum of (a) the portion of the principal amount of the loans outstanding under the First Lien Term Loan Documents that exceeds the First Lien Term Loan Debt Cap, plus (b) the portion of interest and fees that accrues or is charged with respect to that portion of the principal amount of the loans described in clause (a) of this definition.

“First Lien Term Loan Lenders” shall mean, collectively, any Person party to the First Lien Term Loan Documents as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the First Lien Term Loan Obligations or is otherwise party to the First Lien Term Loan Documents as a lender); sometimes being referred to herein individually as a “First Lien Term Loan Lender”.

“First Lien Term Loan Obligations” shall mean all “Obligations” as such term is defined in the First Lien Term Loan Agreement, including, without limitation, obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor to any First Lien Term Loan Secured Party, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under any of the First Lien Term Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the First Lien Term Loan Documents or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Bankruptcy Law or any other Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“First Lien Term Loan Purchase Event” shall have the meaning set forth in Section 7.1 hereof.

“First Lien Term Loan Secured Parties” shall mean, collectively, (a) the First Lien Term Loan Agent, (b) the First Lien Term Loan Lenders, (c) each other person to whom any of the First Lien Term Loan Obligations are owed and (d) the successors, replacements and permitted assigns of each of the foregoing; sometimes being referred to herein individually as a “First Lien Term Loan Secured Party”.

“Grantors” shall mean, collectively, the Borrowers, the Guarantors, each Subsidiary of any Borrower or any Guarantor or any other Person that shall have granted a Lien on any of its assets to secure any Revolving Loan Obligations, First Lien Term Loan Obligations or Incremental Term Loan Obligations, together with their respective successors and assigns; sometimes being referred to herein individually as a “Grantor”.

“Guarantors” shall mean, collectively, (a) the Initial Revolving Loan Guarantors, and any other person that at any time after the date hereof becomes a party to a guarantee in favor of the Revolving Loan Agent or the Revolving Loan Secured Parties in respect of any of the Revolving Loan Obligations, and each of their respective successors and assigns; and (b) the Initial Term Loan Guarantors, and any other person that at any time after the date hereof becomes a party to a guarantee in favor of the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties in respect of any of the First Lien Term Loan Obligations or in favor of the Incremental Term Loan Agent or the Incremental Term Loan Secured Parties in respect of any of the Incremental Term Loan Obligations, and each of their respective successors and assigns and each of their respective successors and assigns; sometimes being referred to herein individually as a “Guarantor”.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under (a) an agreement relating to any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity, credit or equity risk, and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or the value of foreign currencies.

“Incremental Term Loan Agent” shall mean Wilmington Trust, National Association, a national banking association and its successors and assigns in its capacity as administrative and collateral agent pursuant to the Incremental Term Loan Documents acting for and on behalf of the other Incremental Term Loan Secured Parties and any successor or replacement agent under the Incremental Term Loan Documents.

“Incremental Term Loan Agreement” shall mean the First Lien Term Loan Credit Agreement, as supplemented by the Incremental Term Supplement (Tranche A), dated as of May 13, 2015, by and among the Initial Term Loan Borrower, the Incremental Term Loan Agent and the Incremental Term Loan Lenders party thereto, as amended by that certain Amendment No. 1 to Credit Agreement dated as of the date hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced or replaced in accordance with this Agreement.

“Incremental Term Loan Debt Cap” means, as of any date of determination, (a) subject Sections 6.9 and 12.3, the aggregate outstanding principal amount of Incremental Term Loan Obligations as of such date, which amount shall not exceed an amount equal to (i) $84,000,000 minus (ii) the aggregate amount of all principal payments and prepayments of Incremental Term Loan Obligations received by the Incremental Term Loan Agent (on behalf of any other Incremental Term Loan Secured Party) or any other Incremental Term Loan Secured Party, plus (b) the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the Incremental Term Loan Obligations (other than Incremental Term Loan Excess Debt) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Incremental Term Loan Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding) plus (c) $73,000,000 in the aggregate, when combined with all amounts outstanding under clause (c) of the definition of First Lien Term Loan Debt Cap.

“Incremental Term Loan Documents” shall mean, collectively, the Incremental Term Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Grantor or any other person to, with or in favor of any Incremental Term Loan Secured Party in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Incremental Term Loan Obligations), in each case, in accordance with the terms of this Agreement.

“Incremental Term Loan Enforcement Date” means (a) with respect to the Term Loan Priority Collateral, prior to the Discharge of First Lien Term Loan Obligations, the date which is

180 days after the occurrence of (i) an Incremental Term Loan Event of Default and (ii) delivery of written notice from the Incremental Term Loan Agent to each of the First Lien Term Loan Agent and the Revolving Loan Agent of the Incremental Term Loan Agent’s intent to exercise remedies with respect to the Term Loan Priority Collateral and certifying that (x) an Incremental Term Loan Event of Default has occurred and is continuing and (y) the Incremental Term Loan Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Incremental Term Loan Documents (an “Incremental Term Loan Enforcement Notice”); provided that the Incremental Term Loan Enforcement Date with respect to the Term Loan Priority Collateral shall be stayed with respect to the Term Loan Priority Collateral (1) at any time the First Lien Term Loan Agent or any First Lien Term Loan Secured Party shall have commenced and is reasonably diligently pursuing any enforcement action with respect to any or all of the Term Loan Priority Collateral, (2) with respect to any Grantor, at any time that such Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding or (3) if the Incremental Term Loan Event of Default that was the basis of such notice is waived or otherwise ceases to exist or the acceleration of the Incremental Term Loan Obligations (if any) is rescinded in accordance with the terms of the Incremental Term Loan Agreement; and

(b) with respect to the Revolving Loan Priority Collateral, (i) prior to the Discharge of Revolving Loan Obligations, the date which is 330 days after the occurrence of (A) an Incremental Term Loan Event of Default and (B) delivery of an Incremental Term Loan Enforcement Notice to each of the Revolving Loan Agent and the First Lien Term Loan Agent or (ii) after the Discharge of Revolving Loan Obligations, but prior to the Discharge of First Lien Term Loan Obligations, the date which is 240 days after the occurrence of (A) an Incremental Term Loan Event of Default and (B) delivery of an Incremental Term Loan Enforcement Notice to the First Lien Term Loan Agent; provided that the Incremental Term Loan Enforcement Date shall be stayed with respect to the Revolving Loan Priority Collateral (1) at any time the Revolving Loan Agent, any Revolving Loan Secured Party, the First Lien Term Loan Agent, or any First Lien Term Loan Secured Party shall have commenced and is reasonably diligently pursuing any enforcement action with respect to any or all of the Revolving Loan Priority Collateral, (2) with respect to any Grantor, at any time that such Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding or (3) if the Incremental Term Loan Event of Default that was the basis of such Incremental Term Loan Enforcement Notice is waived or otherwise ceases to exist or the acceleration of the Incremental Term Loan Obligations (if any) is rescinded in accordance with the terms of the Incremental Term Loan Documents.

“Incremental Term Loan Enforcement Notice” has the meaning set forth in the definition of Incremental Term Loan Enforcement Date.

“Incremental Term Loan Event of Default” shall mean any “Event of Default” as defined in the Incremental Term Loan Agreement.

“Incremental Term Loan Excess Debt” the sum of (a) the portion of the principal amount of the loans outstanding under the Incremental Term Loan Documents that exceeds the Incremental Term Loan Debt Cap, plus (b) the portion of interest and fees that accrues or is charged with respect to that portion of the principal amount of the loans described in clause (a) of this definition.

“Incremental Term Loan Lenders” shall mean, collectively, any Person party to the Incremental Term Loan Documents as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Incremental Term Loan Obligations or is otherwise party to the Incremental Term Loan Documents as a lender); sometimes being referred to herein individually as an “Incremental Term Loan Lender”.

“Incremental Term Loan Obligations” shall mean all “Obligations” as such term is defined in the Incremental Term Loan Agreement, including, without limitation, obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor to any Incremental Term Loan Secured Party, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under any of the Incremental Term Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Incremental Term Loan Documents or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Bankruptcy Law or any other Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“Incremental Term Loan Purchase Event” shall have the meaning set forth in Section 8.1 hereof.

“Incremental Term Loan Secured Parties” shall mean, collectively, (a) the Incremental Term Loan Agent, (b) the Incremental Term Loan Lenders, (c) each other person to whom any of the Incremental Term Loan Obligations is owed and (d) the successors, replacements and permitted assigns of each of the foregoing; sometimes being referred to herein individually as an “Incremental Term Loan Secured Party”.

“Initial Revolving Loan Borrower” has the meaning given in the recitals hereto.

“Initial Revolving Loan Guarantors” shall mean, collectively, each of (a) Parent, (b) Seventy Seven Operating LLC, an Oklahoma limited liability company, (c) Seventy Seven Land Company LLC, an Oklahoma limited liability company, (d) PTL Prop Solutions, L.L.C., an Oklahoma limited liability company, and (e) SSE Leasing LLC, an Oklahoma limited liability company, each in its capacity as initial guarantor under the Revolving Loan Documents.

“Initial Term Loan Borrower” has the meaning given in the recitals hereto.

“Initial Term Loan Guarantors” shall mean each of (a) Parent, (b) GPOR, (c) PT, (d) Nomac, (e) PTL Prop Solutions, L.L.C., an Oklahoma limited liability company, (f) Seventy Seven Land Company LLC, an Oklahoma limited liability company, and (g) SSE Leasing LLC, an Oklahoma limited liability company, each in its capacity as initial guarantor under each of the First Lien Term Loan Documents and the Incremental Term Loan Documents.

“Insolvency Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties, (d) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (e) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Inventory” means “inventory” as that term is defined in Article 9 of the UCC.

“Junior Agent” has the meaning set forth in Section 3.2 hereof.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“Loan Documents” shall mean, collectively, the Revolving Loan Documents and the Term Loan Documents.

“Parent” has the meaning given in the recitals hereto.

“Permitted Adequate Protection Payments” means any adequate protection payments granted to the Revolving Loan Agent, any Revolving Loan Secured Party, the First Lien Term Loan Agent, any First Lien Term Loan Secured Party, the Incremental Term Loan Agent or any Incremental Term Loan Secured Party in any Insolvency Proceeding in accordance with the terms hereof.

“Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

“Pledged Collateral” shall have the meaning set forth in Section 5.1 hereof.

“Proceeds” or “proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the UCC, of the Collateral, (b) whatever is recovered when Collateral is sold, exchanged, collected or disposed of, whether voluntarily or involuntarily, including any additional or replacement Collateral provided during any Insolvency Proceeding and (c) any payment or property received in an Insolvency Proceeding on account of, or resulting from, Collateral or the value of any Collateral.

“Purchasing First Lien Term Loan Secured Parties” shall have the meaning set forth in Section 7.1 hereof.

“Purchasing Incremental Term Loan Secured Parties” shall have the meaning set forth in Section 8.1 hereof.

“Purchasing Revolving Loan Secured Parties” shall have the meaning set forth in Section 9.1 hereof.

“Real Property” means any estates or interests in real property (and all rights appurtenant thereto), including, without limitation, any Fixtures (as defined in the UCC), now owned or hereafter acquired by any Grantor and the improvements thereon.

“Recovery” shall have the meaning set forth in Section 6.9 hereof.

“Refinance” or “refinance” shall mean, in respect of any of indebtedness, to refinance, replace, refund or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for, such indebtedness in whole or in part, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” or “refinanced” and “Refinancing” or “refinancing” shall have correlative meanings.

“Reorganization Securities” shall have the meaning set forth in Section 6.5 hereof.

“Revolving Loan Agent” shall mean Wells Fargo Bank, National Association, and its successors and assigns in its capacity as administrative and collateral agent pursuant to the Revolving Loan Documents, acting for and on behalf of the other Revolving Loan Secured Parties and any successor or replacement agent under the Revolving Loan Documents.

“Revolving Loan Agreement” shall mean the Amended and Restated Credit Agreement, dated of even date herewith, by and among the Grantors, the Revolving Loan Agent and the Revolving Loan Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, or replaced, in each case, in accordance with this Agreement.

“Revolving Loan Cash Collateral” shall have the meaning set forth in Section 6.2 hereof.

“Revolving Loan Debt Cap” means, as of any date of determination, (a) subject to Sections 6.9 and 12.3 as to certain refinancing debt as described therein, the aggregate outstanding principal amount of the Revolving Loan Obligations (including for this purpose undrawn letters of credit) as of such date, which amount shall not exceed an amount equal to (i) $150,000,000 minus (ii) the aggregate amount of all permanent reductions of the commitments under the Revolving Loan Agreement made from and after the date hereof to the extent such permanent reduction is accompanied by a corresponding permanent repayment in the principal amount of Revolving Loan Obligations), plus (b) the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the Revolving Loan Obligations (other than Revolving Loan Excess Debt) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the Revolving Loan Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding, plus (c) Bank Product Obligations, plus (d) $125,000,000.

“Revolving Loan DIP Financing” shall have the meaning set forth in Section 6.2 hereof.

“Revolving Loan Documents” shall mean, collectively, the Revolving Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Grantor or any other person to, with or in favor of any Revolving Loan Secured Party in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Loan Obligations).

“Revolving Loan Event of Default” shall mean any “Event of Default” as defined in the Revolving Loan Agreement.

“Revolving Loan Enforcement Date” means, with respect to the Term Loan Priority Collateral, (a) prior to the Discharge of First Lien Term Loan Obligations, the date which is 330 days after the occurrence of (i) a Revolving Loan Event of Default and (ii) delivery of written notice from the Revolving Loan Agent to each of the Term Loan Agents of the Revolving Loan Agent’s intent to exercise remedies with respect to the Term Loan Priority Collateral and certifying that (x) a Revolving Loan Event of Default has occurred and is continuing and (y) the Revolving Loan Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Revolving Loan Documents (a “Revolving Loan Enforcement Notice”) or (b) after the Discharge of First Lien Term Loan Obligations, but prior to the Discharge of Incremental Term Loan Obligations, the date which is 240 days after the occurrence of (i) a Revolving Loan Event of Default and (ii) delivery of a Revolving Loan Enforcement Notice to the Incremental Term Loan Agent; provided that the Revolving Loan Enforcement Date shall be stayed (1) at any time the First Lien Term Loan Agent, any First Lien Term Loan Secured Party, the Incremental Term Loan Agent or any Incremental Term Loan Secured Party shall have commenced and is reasonably diligently pursuing any enforcement action with respect to any or all of the Term Loan Priority Collateral, (2) with respect to a Grantor, at any time that such Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding or (3) if the Revolving Loan Event of Default that was the basis of such Revolving Loan Enforcement Notice is waived or otherwise ceases to exist or the acceleration of the Revolving Loan Obligations (if any) is rescinded in accordance with the terms of the Revolving Loan Documents.

“Revolving Loan Enforcement Notice” shall have the meaning set forth in the definition of Revolving Loan Enforcement Date.

“Revolving Loan Excess Debt” means the sum of (a) the portion of the principal amount of the loans outstanding under the Revolving Loan Documents (including undrawn letters of credit) that exceeds the Revolving Loan Debt Cap, plus (b) the portion of interest and fees that accrues or is charged with respect to that portion of the principal amount of the loans described in clause (a) of this definition.

“Revolving Loan Hedging Obligations” shall mean Hedging Obligations entered into with a Revolving Loan Lender or an Affiliate of a Revolving Loan Lender that are secured under the Revolving Loan Documents.

“Revolving Loan Lenders” shall mean, collectively, any Person party to the Revolving Loan Documents as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Loan Obligations or is otherwise party to the Revolving Loan Documents as a lender); sometimes being referred to herein individually as a “Revolving Loan Lender”.

“Revolving Loan Obligations” shall mean all “Obligations” as such term is defined in the Revolving Loan Agreement, including, without limitation, obligations, liabilities and indebtedness of every kind, nature and description owing by any Grantor to any Revolving Loan Secured Party, including principal, interest, Bank Product Obligations, Revolving Loan Hedging Obligations, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under any of the Revolving Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Revolving Loan Documents or after the commencement of any case with respect to any Grantor under the Bankruptcy Code or any other Bankruptcy Law or any other Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“Revolving Loan Priority Collateral” shall mean the Collateral described on Annex A hereto.

“Revolving Loan Purchase Event” shall have the meaning set forth in Section 9.1 hereof.

“Revolving Loan Secured Parties” shall mean, collectively, (a) the Revolving Loan Agent, (b) the Revolving Loan Lenders, (c) the issuing bank or banks of letters of credit or similar instruments under the Revolving Loan Agreement, (d) each other person to whom any of the Revolving Loan Obligations (including Revolving Loan Obligations constituting Bank Product Obligations) are owed and (e) the successors, replacements and permitted assigns of each of the foregoing; sometimes being referred to herein individually as a “Revolving Loan Secured Party”.

“Secured Parties” shall mean, collectively, the Revolving Loan Secured Parties, the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties; sometimes being referred to herein individually as a “Secured Party”.

“Senior Agent” has the meaning set forth in Section 3.2.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than fifty (50%) percent of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“Term Loan Agent” shall mean, individually and collectively, the First Lien Term Loan Agent and Incremental Term Loan Agent.

“Term Loan Agreement” shall mean, individually and collectively, the First Lien Term Loan Agreement and the Incremental Term Loan Agreement.

“Term Loan Documents” shall mean, individually and collectively, the First Lien Term Loan Documents and the Incremental Term Loan Documents.

“Term Loan Enforcement Date” shall mean, individually, a First Lien Term Loan Enforcement Date or an Incremental Term Loan Enforcement Date.

“Term Loan Event of Default” shall mean, individually and collectively, a First Lien Term Loan Event of Default and an Incremental Term Loan Event of Default.

“Term Loan Lenders” shall mean, individually and collectively, the First Lien Term Loan Lenders and the Incremental Term Loan Lenders.

“Term Loan Obligations” shall mean, individually and collectively, the First Lien Term Loan Obligations and the Incremental Term Loan Obligations.

“Term Loan Priority Collateral” shall mean all Collateral other than Revolving Loan Priority Collateral.

“Term Loan Secured Parties” shall mean, individually and collectively, the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties.

“Third Party Purchaser” shall have the meaning set forth in Section 10.1 hereof.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and as to any Borrower, any Guarantor or any other Grantor shall be deemed to include a receiver, trustee or debtor-in-possession on behalf of any of such person or on behalf of any such successor or assign, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.	Lien Priorities

2.1 Acknowledgment of Liens.

(a) The Revolving Loan Agent, on behalf of itself and each other Revolving Loan Secured Party, hereby acknowledges that the First Lien Term Loan Agent, acting for and on behalf of itself and the other First Lien Term Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the First Lien Term Loan Documents to secure the First Lien Term Loan Obligations and the Incremental Term Loan Agent, acting for and on behalf of itself and the other Incremental Term Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the Incremental Term Loan Documents to secure the Incremental Term Loan Obligations.

(b) The First Lien Term Loan Agent, on behalf of itself and each other First Lien Term Loan Secured Party, hereby acknowledges that the Revolving Loan Agent, acting for and on behalf of itself and the Revolving Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the Revolving Loan Documents to secure the Revolving Loan Obligations and the Incremental Term Loan Agent, acting for and on behalf of itself and the other Incremental Term Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the Incremental Term Loan Documents to secure the Incremental Term Loan Obligations.

(c) The Incremental Term Loan Agent, on behalf of itself and each other Incremental Term Loan Secured Party, hereby acknowledges that the Revolving Loan Agent, acting for and on behalf of itself and the Revolving Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the Revolving Loan Documents to secure the Revolving Loan Obligations and the First Lien Term Loan Agent, acting for and on behalf of itself and the other First Lien Term Loan Secured Parties, has been granted Liens upon all of the Collateral pursuant to the First Lien Term Loan Documents to secure the First Lien Term Loan Obligations.

2.2 Relative Priorities.

(a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Revolving Loan Agent or the other Revolving Loan Secured Parties, the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties, or Incremental Term Loan Agent or the other Incremental Term Loan Secured Parties, and notwithstanding any provision of the UCC, or any applicable law or any provisions of the Revolving Loan Documents, the First Lien Term Loan Documents or the Incremental Term Loan Documents or any defect or deficiencies in, or failure to perfect, any Liens or any other circumstance whatsoever, First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, Incremental Term Loan Agent, on behalf of itself and the Incremental Term Loan Secured Parties, and the Revolving Loan Agent, on behalf of itself and the Revolving Loan Secured Parties, hereby agree that:

(i) any Lien on the Revolving Loan Priority Collateral securing the Revolving Loan Obligations now or hereafter held by or for the benefit or on behalf of any Revolving Loan Secured Party or any agent or trustee therefor shall be senior in right, priority, operation, effect and in all other respects to any Lien on the Revolving Loan Priority Collateral (A) securing the First Lien Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any First Lien Term Loan Secured Party or any agent or trustee therefor, and (B) securing the Incremental Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee therefor; and any Lien on the Revolving Loan Priority Collateral securing any of the First Lien Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any First Lien Term Loan Secured Party or any agent or trustee or therefor, or any of the Incremental Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee or therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Revolving Loan Priority Collateral securing any Revolving Loan Obligations;

(ii) any Lien on the Revolving Loan Priority Collateral securing the First Lien Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any First Lien Term Loan Secured Party or any agent or trustee therefor shall be senior in right, priority, operation, effect and in all other respects to any Lien on the Revolving Loan Priority Collateral securing the Incremental Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee therefore; and any Lien on the Revolving Loan Priority Collateral securing any of the Incremental Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee or therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Revolving Loan Priority Collateral securing any First Lien Term Loan Obligations;

(iii) any Lien on the Term Loan Priority Collateral securing the First Lien Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any First Lien Term Loan Secured Party or any agent or trustee therefor shall be senior in right, priority, operation, effect and in all other respects to any Lien on the Term Loan Priority Collateral securing (A) the Incremental Term Loan Obligations now or here after held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee therefor, and (B) the Revolving Loan Obligations now or hereafter held by or for the benefit or on behalf of any Revolving Loan Secured Party or any agent or trustee therefor; and any Lien on the Term Loan Priority Collateral securing any of the Incremental Term Loan Obligations now or hereafter held for the benefit of any Incremental Term Loan Secured Party or any agent or trustee therefor, or the Revolving Loan Obligations now or hereafter held by or for the benefit or on behalf of any Revolving Loan Secured Party or any agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any First Lien Term Loan Obligations; and

(iv) any Lien on the Term Loan Priority Collateral securing the Incremental Term Loan Obligations now or hereafter held by or for the benefit or on behalf of any Incremental Term Loan Secured Party or any agent or trustee therefor shall be senior in right, priority, operation, effect and in all other respects to any Lien on the Term Loan Priority Collateral securing the Revolving Loan Obligations now or hereafter held by or for the benefit or on behalf of any Revolving Loan Secured Party or any agent or trustee therefor, and any Lien on the Term Loan Priority Collateral securing any of the Revolving Loan Obligations now or hereafter held by or for the benefit or on behalf of any Revolving Loan Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any Incremental Term Loan Obligations.

(b) As among the Revolving Loan Secured Parties, the First Lien Term Loan Secured Parties, and the Incremental Term Loan Secured Parties, the terms of this Agreement, including the priorities set forth above, shall govern even if part or all of the Revolving Loan Obligations, the First Lien Term Loan Obligations and the Incremental Term Loan Obligations or the Liens securing payment and performance thereof are not perfected or are subordinated, avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

2.3 Prohibition on Contesting Liens. Each of the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity or enforceability of a Lien held, or purported to be held, by or for the benefit or on behalf of any Revolving Loan Secured Party in any Collateral, by or on behalf, of any First Lien Term Loan Secured Party in any Collateral, or by, for the benefit or on behalf of any Incremental Term Loan Secured Party in any Collateral, as the case may be; provided, that, nothing in this Agreement shall be construed to prevent or impair the rights of any Revolving Loan Secured Party, First Lien Term Loan Secured Party or Incremental Term Loan Secured Party to enforce this Agreement.

Notwithstanding anything to the contrary set forth in this Section 2 or any other provision of this Agreement, except for the limited agreements pursuant to Section 5, (i) none of the Revolving Loan Agent or the Revolving Loan Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to any Collateral for the benefit of the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Incremental Term Loan Agent or the Incremental Term Loan Secured Parties; (ii) none of the First Lien Term Loan Agent or the First Lien Term Loan Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to any Collateral for the benefit of the Revolving Loan Agent, the Revolving Loan Secured Parties, the Incremental Term Loan Agent or the Incremental Term Loan Secured Parties; and (iii) none of the Incremental Term Loan Agent or Incremental Term Loan Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to any Collateral for the benefit of the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Revolving Loan Agent or the Revolving Loan Secured Parties. None of the foregoing shall be construed as an acknowledgement or agreement that any Agent shall be responsible for perfecting or maintaining the perfection of Liens with respect to any Collateral for the benefit of its respective Secured Parties to the extent that such obligation would not otherwise exist.

2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the Collateral securing the First Lien Term Loan Obligations, the Incremental Term Loan Obligations and the Revolving Loan Obligations be identical, except that Real Property is excluded from the Collateral securing the Revolving Loan Obligations. In furtherance of the foregoing and of Section 12.7, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the Revolving Loan Agent, the First Term Loan Agent, or the Incremental Term Loan Agent to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolving Loan Priority Collateral and the Term Loan Priority Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Term Loan Documents, the Incremental Term Loan Documents and the Revolving Loan Documents.

2.5 No New Liens.

(a) Revolving Loan Obligations. So long as the Discharge of Revolving Loan Obligations has not occurred, except as contemplated by Section 6.4, the parties hereto agree that neither the First Lien Term Loan Agent nor the Incremental Term Loan Agent shall create or otherwise permit to exist any additional Liens on any asset or property (other than Real Property) of any Grantor to secure any First Lien Term Loan Obligations or any Incremental Term Loan Obligations unless such Grantor has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the Revolving Loan Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Revolving Loan Agent and/or the Revolving Loan Secured Parties, the First Lien Term Loan Agent, on behalf of First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, on behalf of Incremental Term Loan Secured Parties, agree that any Proceeds received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.5(a) shall be subject to Sections 4.1 and 4.2.

(b) First Lien Term Loan Obligations. So long as the Discharge of First Lien Term Loan Obligations has not occurred, except as contemplated by Section 6.4, the parties hereto agree that neither the Revolving Loan Agent nor the Incremental Term Loan Agent shall create or otherwise permit to exist any additional Liens on any asset or property (other than Liens on Real Property which may be granted or otherwise permitted by the Incremental Term Loan Agent but not the Revolving Loan Agent) of any Grantor to secure any Incremental Term Loan

Obligations or Revolving Loan Obligations, unless such Grantor has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the First Lien Term Loan Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Term Loan Agent and/or the First Lien Term Loan Secured Parties, each of the Incremental Term Loan Agent, on behalf of the Incremental Term Loan Secured Parties, and the Revolving Loan Agent, on behalf of the Revolving Loan Secured Parties, agrees that any Proceeds received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.5(b) shall be subject to Sections 4.1 and 4.2.

(c) Incremental Term Loan Obligations. So long as the Discharge of Incremental Term Loan Obligations has not occurred, except as contemplated by Section 6.4, the parties hereto agree that neither the Revolving Loan Agent nor the First Lien Term Loan Agent shall create or otherwise permit to exist any additional Liens on any asset or property (other than Liens on Real Property which may be created or otherwise permitted by the First Lien Term Loan Agent but not the Revolving Loan Agent) of any Grantor to secure any First Lien Term Loan Obligations or any Revolving Loan Obligations, unless such Grantor has granted or contemporaneously grants a similarly perfected Lien on such asset or property to secure the Incremental Term Loan Obligations, which Lien shall be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other rights and remedies available to the Incremental Term Loan Agent and/or the Incremental Term Loan Secured Parties, the Revolving Loan Agent, on behalf of the Revolving Loan Secured Parties, and the First Lien Term Loan Agent, on behalf of the First Lien Term Loan Secured Parties, agree that any Proceeds received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.5(c) shall be subject to Sections 4.1 and 4.2.

Section 3.	Enforcement

3.1 Exercise of Rights and Remedies.

(a) So long as the Discharge of Revolving Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the Incremental Term Loan Secured Parties agrees that the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties:

(i) from the Effective Date until the occurrence of a First Lien Term Loan Enforcement Date (in the case of the First Lien Term Loan Secured Parties) or an Incremental Term Loan Enforcement Date (in the case of the Incremental Term Loan Secured Parties), subject to Section 3.1(c)(i), will not enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff or notification of account debtors) with respect to any Revolving Loan Priority Collateral (including the enforcement of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which either the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party is a party or the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party is a party, which relates solely to Revolving Loan Priority Collateral or any identifiable proceeds thereof) or commence or join with any Person (other than the Revolving Loan Agent with its consent) in commencing, or filing a petition for, any enforcement, collection, execution, levy or any foreclosure action or proceeding (other than, in the case of any First Lien Term Loan Secured Party, any Insolvency Proceeding of the types described in clauses (a) or (b) of the definition thereof) with respect to any Lien on the Revolving Loan Priority Collateral held by such Term Loan Agent or Term Loan Secured Party under the Term Loan Documents or otherwise;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the Revolving Loan Agent or any other Revolving Loan Secured Party, or any other enforcement or exercise by any Revolving Loan Secured Party of any rights or remedies relating solely to the Revolving Loan Priority Collateral, so long as the Liens of the First Lien Term Loan Agent and the Incremental Term Loan Agent attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.1 and Section 4 and such actions or proceedings are being pursued in good faith;

(iii) will not object to the forbearance by the Revolving Loan Agent or the other Revolving Loan Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to any of the Revolving Loan Priority Collateral;

(iv) except (i) with respect to Permitted Adequate Protection Payments or (ii) as expressly provided in Sections 4.1, 6.4 or 6.5 will not take or receive any Revolving Loan Priority Collateral, or any Proceeds thereof or payment or property with respect thereto (including Reorganization Securities), in connection with the exercise of any right or remedy (including any right of setoff) with respect to any Revolving Loan Priority Collateral (it being understood and agreed that payments made by any Grantor in respect of the First Lien Term Loan Obligations or Incremental Term Loan Obligations with proceeds of loans or advances under the Revolving Loan Documents shall not constitute a breach of this Section 3.1(a)(iv));

(v) agrees that no covenant, agreement or restriction contained in any First Lien Term Loan Document or Incremental Term Loan Document shall be deemed to restrict in any way the rights and remedies of the Revolving Loan Agent or the other Revolving Loan Secured Parties with respect to the Revolving Loan Priority Collateral as set forth in this Agreement and the Revolving Loan Documents;

(vi) will not object to the manner in which the Revolving Loan Agent or any other Revolving Loan Secured Party may seek to enforce or collect the Revolving Loan Obligations or the Liens of such Revolving Loan Secured Party on any Revolving Loan Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Revolving Loan Agent or any other Revolving Loan Secured Party is, or could be, adverse to the interests of the First Lien Term Loan Secured Parties or the Incremental Term Loan Secured Parties, and will not assert, and hereby waives, to the fullest extent permitted by applicable law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Revolving Loan Priority Collateral or any other rights a junior secured creditor may have under applicable law with respect to the matters described in this clause (vi); and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any Revolving Loan Obligations or any Lien of the Revolving Loan Agent or this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(b) So long as the Discharge of First Lien Term Loan Obligations and the Discharge of Incremental Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, agrees that the Revolving Loan Secured Parties:

(i) from the Effective Date until a Revolving Loan Enforcement Date, will not enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff or notification of account debtors) with respect to any Term Loan Priority Collateral (including the enforcement of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Revolving Loan Agent or any other Revolving Loan Secured Party is a party, which relates solely to Term Loan Priority Collateral or any identifiable proceeds thereof) or commence or join with any Person (other than the First Lien Term Loan Agent with its consent, and after the Discharge of First Lien Term Loan Obligations, other than Incremental Term Loan Agent with its consent) in commencing enforcement, collection, execution, levy or any foreclosure action or proceeding (other than any Insolvency Proceeding of the types described in clauses (a) or (b) of the definition thereof) with respect to any Lien on the Term Loan Priority Collateral held by such Revolving Loan Agent or Revolving Loan Secured Party under the Revolving Loan Documents or otherwise;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party, or Incremental Term Loan Agent or any other Incremental Term Loan Secured Party or any other enforcement or exercise by any First Lien Term Loan Secured Party or Incremental Term Loan Secured Party of any rights or remedies relating solely to the Term Loan Priority Collateral, so long as the Liens of the Revolving Loan Agent attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.1 and Section 4 and such actions or proceedings are being pursued in good faith;

(iii) will not object to the forbearance by the First Lien Term Loan Agent or any other First Lien Term Loan Secured Parties or by Incremental Term Loan Agent or any other Incremental Term Loan Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to any of the Term Loan Priority Collateral;

(iv) except (i) with respect to Permitted Adequate Protection Payments or (ii) as expressly provided in Sections 4.1, 6.4 or 6.5, will not take or receive any Term Loan Priority Collateral, or any Proceeds thereof or payment or property with respect thereto (including Reorganization Securities), in connection with the exercise of any right or remedy (including any right of setoff) with respect to any Term Loan Priority Collateral (it being understood and agreed that payments made by any Grantor in respect of the Revolving Loan Obligations with proceeds of loans or advances under the First Lien Term Loan Documents or the Incremental Term Loan Documents shall not constitute a breach of this Section 3.1(b)(iv));

(v) agrees that no covenant, agreement or restriction contained in any Revolving Loan Document shall be deemed to restrict in any way the rights and remedies of the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties or Incremental Term Loan Agent or the other Incremental Term Loan Secured Parties with respect to the Term Loan Priority Collateral as set forth in this Agreement, the First Lien Term Loan Documents and the Incremental Term Loan Documents;

(vi) will not object to the manner in which the First Lien Term Loan Agent or any other First Loan Term Loan Secured Party or Incremental Term Loan Agent or any other Incremental Term Loan Secured Party may seek to enforce or collect the First Lien Term Loan Obligations or the Liens of such First Lien Term Loan Secured Party or the Incremental Term Loan Obligations or the Liens of such Incremental Term Loan Secured Party on any Term Loan Priority Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party or Incremental Term Loan Agent or any other Incremental Term Loan Secured Party is, or could be, adverse to the interests of the Revolving Loan Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by applicable law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Term Loan Priority Collateral or any other rights a junior secured creditor may have under applicable law with respect to the matters described in this clause (vi); and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Term Loan Obligations, Incremental Term Loan Obligations or any Lien of the First Lien Term Loan Agent, any other First Lien Term Loan Secured Party, Incremental Term Loan Agent or any other Incremental Term Loan Secured Party, or this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, so long as the Discharge of First Lien Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties:

(i) from the Effective Date until the applicable Incremental Term Loan Enforcement Date for the Collateral subject to the exercise of rights by the Incremental Term Loan Agent (acting at the direction of the requisite Incremental Term Loan Secured Parties), will not enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff or notification of account debtors) with respect to any Collateral (including the enforcement of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which either the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party is a party, which relates solely to Term Loan Priority Collateral or any identifiable proceeds thereof) or commence or join with any Person (other than the First Lien Term Loan Agent with its consent) in commencing, or filing a petition for, any enforcement, collection, execution, levy or any foreclosure action or proceeding (including, without limitation, any Insolvency Proceeding) with respect to any Lien on the Collateral held by such Incremental Term Loan Agent or Incremental Term Loan Secured Party under the Term Loan Documents or otherwise;

(ii) will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party, or any other enforcement or exercise by any First Lien Term Loan Secured Party of any rights or remedies relating to any Collateral, so long as the Liens of the Incremental Term Loan Agent attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.1 and Section 4 and such actions or proceedings are being pursued in good faith;

(iii) will not object to the forbearance by the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to any of the Collateral;

(iv) except (i) with respect to Permitted Adequate Protection Payments or (ii) as expressly provided in Sections 4.1, 6.4 or 6.5 will not, take or receive any Collateral, or any Proceeds thereof or payment with respect thereto (including Reorganization Securities), in connection with the exercise of any right or remedy (including any right of setoff) with respect to any Collateral;

(v) agrees that no covenant, agreement or restriction contained in any Incremental Term Loan Document shall be deemed to restrict in any way the rights and remedies of the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties with respect to any Collateral as set forth in this Agreement or the First Lien Term Loan Documents, as applicable;

(vi) will not object to the manner in which the First Lien Term Loan Agent or any other First Loan Term Loan Secured Party may seek to enforce or collect respectively the First Lien Term Loan Obligations or the Liens of such First Lien Term Loan Secured Party on any Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party is, or could be, adverse to the interests of the Incremental Term Loan Secured Parties, and will not assert, and hereby waives, to the fullest extent permitted by applicable law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to any Collateral or any other rights a junior secured creditor may have under applicable law with respect to the matters described in this clause (vi); and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Term Loan Obligations, any Lien of the First Lien Term Loan Agent or First Lien Term Secured Parties, or this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

(d) Until the Discharge of Revolving Loan Obligations has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, subject to Sections 3.1(a)(i), (a)(ii), (c)(i) and (c)(ii) hereof, the Revolving Loan Secured Parties shall have the exclusive right to commence and maintain the exercise of their rights and remedies with respect to the Revolving Loan Priority Collateral, including, without limitation, the exclusive right, to the extent provided for in the Revolving Loan Documents or under applicable law, to appoint an administrator or a receiver in respect of the Revolving Loan Priority Collateral, to take or retake control or possession of such Revolving Loan Priority Collateral and to hold, prepare for sale, process, and sell, lease, dispose of, or liquidate such Revolving Loan Priority Collateral, without any consultation with or the consent of any First Lien Term Loan Secured Party or Incremental Term Loan Secured Party; provided, that, the Liens securing the First Lien Term Loan Obligations and the Incremental Term Loan Obligations shall continue as to the Proceeds of such Revolving Loan Priority Collateral released or disposed of subject to the relative priorities described in Section 2 hereof. In exercising enforcement rights and remedies with respect to the Revolving Loan Priority Collateral, the Revolving Loan Secured Parties may enforce the provisions of the Revolving Loan Documents with respect to the Revolving Loan Priority Collateral and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise realize on or dispose of any Revolving Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or other realization or disposition, and to exercise all of the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. Subject to Sections 3.1(a)(i), (a)(ii), (c)(i) and (c)(ii), the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties shall not have any right to direct any Revolving Loan Secured Party to exercise any right, remedy or power with respect to the Revolving Loan Priority Collateral and each First Lien Term Loan Secured Party and Incremental Term Loan Secured Party shall have no right to consent to any exercise of remedies under the Revolving Loan Documents or applicable law in respect of any of the Revolving Loan Priority Collateral. Subject to Sections 3.1(a)(i), (a)(ii), (c)(i) and (c)(ii), no First Lien Term Loan Secured Party or Incremental Term Loan Secured Party shall institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Revolving Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to the Revolving Loan Priority Collateral.

(e) Until the Discharge of First Lien Term Loan Obligations, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, subject to Sections 3.1(b)(i), (b)(ii), (c)(i) and (c)(ii) hereof, the First Lien Term Loan Secured Parties shall have the exclusive right to commence, and maintain the exercise of their rights and remedies with respect to the Term Loan Priority Collateral, including, without limitation, the exclusive right, to the extent provided for in the First Lien Term Loan Documents or under applicable law, to appoint an administrator or a receiver in respect of the Term Loan Priority Collateral, to take or retake control or possession of such Collateral and to hold, prepare for sale, process, and sell, lease, dispose of, or liquidate such Term Loan Priority Collateral, without any consultation with or the consent of any Incremental Term Loan Secured Party or Revolving Loan Secured Party; provided, that, the Liens securing the Incremental Term Loan Obligations and the Revolving Loan Obligations shall continue as to the Proceeds of such Term Loan Priority Collateral released or disposed of subject to the relative priorities described in Section 2 hereof. In exercising enforcement rights and remedies with respect to the Term Loan Priority Collateral, the First Lien Term Loan Secured Parties may enforce the provisions of the First Lien Term Loan Documents with respect to the Term Loan Priority Collateral and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise realize on or dispose of any Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or other realization or disposition, and to exercise all of the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. Subject to Sections 3.1(b)(i), (b)(ii), (c)(i) and (c)(ii), the Incremental Term Loan Secured Parties and the Revolving Loan Secured Parties shall not have any right to direct any First Lien Term Loan Secured Party to exercise any right, remedy or power with respect to the Term Loan Priority Collateral and each Incremental Term Loan Secured Party and Revolving Loan Secured Party shall have no right to consent to any exercise of remedies under the Incremental Term Loan Documents, Revolving Loan Documents or applicable law in respect of any of the Term Loan Priority Collateral. Subject to Sections 3.1(b)(i), (b)(ii), (c)(i) and (c)(ii), no Incremental Term Loan Secured Party or Revolving Loan Secured Party shall institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any First Lien Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to the Term Loan Priority Collateral.

(f) After the Discharge of Revolving Loan Obligations, and until the Discharge of First Lien Term Loan Obligations, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, subject to Sections 3.1(c)(i) and (c)(ii) hereof, the First Lien Term Loan Secured Parties shall have the exclusive right to commence, and maintain the exercise of their rights and remedies with respect to the Revolving Loan Priority Collateral, including, without limitation, the exclusive right, to the extent provided for in the First Lien Term Loan Documents or under applicable law, to appoint an administrator or a receiver in respect of the Revolving Loan Priority Collateral, to take or retake control or possession of such Revolving Loan Priority Collateral and to hold, prepare for sale, process, and sell, lease, dispose of, or liquidate such Revolving Loan Priority Collateral, without any consultation with or the consent of any Incremental Term Loan Secured Party; provided, that, the Lien securing the Incremental Term Loan Obligations shall continue as to the Proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 2 hereof. In exercising enforcement rights and remedies with respect to the Revolving Loan Priority Collateral, the First Lien Term Loan Secured Parties may enforce the provisions of the First Lien Term Loan Documents with respect to the Revolving Loan Priority Collateral and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise realize on or dispose of any Revolving Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or other realization or disposition, and to exercise all of the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. Subject to Sections 3.1(c)(i) and (c)(ii), the Incremental Term Loan Secured Parties shall not have any right to direct any First Lien Term Loan Secured Party to exercise any right, remedy or power with respect to the Term Loan Priority Collateral and each Incremental Term Loan Secured Party shall have no right to consent to any exercise of remedies under the Incremental Term Loan Documents or applicable law in respect of any of the Revolving Loan Priority Collateral. Subject to Sections 3.1(c)(i) and (c)(ii), no Incremental Term Loan Secured Party shall institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Incremental Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to the Collateral.

(g) After the Discharge of First Lien Term Loan Obligations, and until the Discharge of Incremental Term Loan Obligations, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, subject to Sections 3.1(b)(i) and (b)(ii) hereof, the Incremental Term Loan Secured Parties shall have the exclusive right to commence, and maintain the exercise of their rights and remedies with respect to the Term Loan Priority Collateral, including, without limitation, the exclusive right, to the extent provided for in the Incremental Term Loan Documents or under applicable law, to appoint an administrator or a receiver in respect of the Term Loan Priority Collateral, to take or retake control or possession of such Term Loan Priority Collateral and to hold, prepare for sale, process, and sell, lease, dispose of, or liquidate such Term Loan Priority Collateral, without any consultation with or the consent of any Revolving Loan Secured Party; provided, that, the Lien securing the Revolving Loan Obligations shall continue as to the Proceeds of such Term Loan Priority Collateral released or disposed of subject to the relative priorities described in Section 2 hereof. In exercising enforcement rights and remedies with respect to the Term Loan Priority Collateral, the Incremental Term Loan Secured Parties may enforce the provisions of the Incremental Term Loan Documents with respect to the Term Loan Priority Collateral and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise realize on or dispose of any Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or other realization or disposition, and to exercise all of the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. Subject to Sections 3.1(b)(i) and (b)(ii), the Revolving Loan Secured Parties shall not have any right to direct any Incremental Term Loan Secured Party to exercise any right, remedy or power with respect to the Term Loan Priority Collateral and each Revolving Loan Secured Party shall have no right to consent to any exercise of remedies under the Revolving Loan Documents or applicable law in respect of any of the Term Loan Priority Collateral. Subject to Sections 3.1(b) and (b)(ii) no Revolving Loan Secured Party shall institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any Incremental Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to the Term Loan Priority Collateral.

(h) Notwithstanding the foregoing, each of the First Lien Term Loan Agent, the Incremental Term Loan Agent and the Revolving Loan Agent may on its own behalf and on behalf of its respective Secured Parties (as and when applicable as set forth below):

(i) file a claim, proof of claim or statement of interest with respect to the Revolving Loan Obligations, the First Lien Term Loan Obligations or the Incremental Term Loan Obligations, as the case may be, in an Insolvency Proceeding that has been commenced by or against any Grantor;

(ii) in the case of the First Lien Term Loan Agent and the Incremental Term Loan Agent, take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Revolving Loan Priority Collateral, and in the case of the Revolving Loan Agent and the Incremental Term Loan Agent take any action in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Term Loan Priority Collateral;

(iii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Revolving Loan Secured Parties, First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties represented by it, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of such Secured Parties, in each case in accordance with the terms of this Agreement;

(iv) vote on any plan of reorganization or similar dispositive restructuring plan, file any proof of claim, make other filings and make any arguments and motions that are, in each case, not inconsistent with the terms of this Agreement;

(v) any Revolving Loan Secured Party or any First Lien Term Loan Secured Party may commence any Insolvency Proceeding against any Grantor, in each case, in accordance with applicable law and to the extent such action is not otherwise inconsistent with the terms of this Agreement;

(vi) the First Lien Term Loan Agent or any First Lien Term Loan Secured Party may exercise any of its rights or remedies with respect to the Revolving Loan Priority Collateral upon the occurrence and during the effective continuation of the First Lien Term Loan Enforcement Date;

(vii) the Incremental Term Loan Agent or any Incremental Term Loan Secured Party may exercise any of its rights or remedies with respect to the applicable Collateral upon the occurrence and during the effective continuance of the Incremental Term Loan Enforcement Date in respect of such type of Collateral; and

(viii) the Revolving Loan Agent or any Revolving Loan Secured Party may exercise any of its rights or remedies with respect to the Term Loan Priority Collateral upon the occurrence and during the effective continuance of the Revolving Loan Enforcement Date.

3.2 Release of Junior Priority Liens.

(a) If the Agent with the senior Lien on any Collateral (each such Agent in such capacity, a “Senior Agent”) releases its Liens on any part of such Collateral in connection with either any Disposition of any Collateral permitted under or otherwise in accordance with the terms of the Revolving Loan Documents, the terms of the First Lien Term Loan Documents, and the terms of the Incremental Term Loan Documents, or the exercise by such Senior Agent of its enforcement remedies in respect of such Collateral (such enforcement remedies to include, without limitation, any right of setoff or notification of account debtors, the enforcement of any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement, the commencement or joinder with any Person in commencing, or filing a petition for, any enforcement, collection, execution, levy or any foreclosure action or proceeding or any other remedy available under the applicable Loan Documents or at law, in each case, in respect of Collateral in which such Senior Agent has the senior Lien), and including any Disposition of such Collateral by or on behalf of any Grantor that is approved or consented to by such Senior Agent at any time after an event of default has occurred and is continuing in accordance with the applicable Loan Documents and this Agreement, then effective upon the consummation of any such Disposition or exercise of enforcement remedies, each Agent with a junior Lien on any such Collateral (each such Agent such capacity, a “Junior Agent”) shall:

(i) be deemed to have automatically and without further action released and terminated any Liens it may have on such Collateral; provided, that, (A) the Liens of the Senior Agent in such Collateral so sold or disposed of are released at the same time, and (B) any junior Liens shall remain in place with respect to any Proceeds of such sale, transfer or other disposition under this clause (a)(i) in the respective priority set forth in Section 2;

(ii) be deemed to have authorized the Senior Agent to file UCC amendments and terminations covering such Collateral so sold or otherwise disposed of with respect to the UCC financing statements between any Grantor and the Junior Agent to evidence such release and termination; and

(iii) promptly upon the written request of the Senior Agent, execute and deliver such other release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as the Senior Agent may require in connection with such sale or other disposition by such Senior Agent, such Senior Agent’s agents or any Grantor with the consent of such Senior Agent to evidence and effectuate such termination and release; provided, that, any such release or UCC amendment or termination by or on behalf of any Junior Agent shall not extend to or otherwise affect any of the rights, if any, of such Junior Agent to the Proceeds from any such sale or other disposition of Collateral in accordance with this Agreement.

(b) Each Junior Agent, for itself and on behalf of the other Secured Parties for whom such Agent is acting, hereby irrevocably constitutes and appoints each Senior Agent and any officer or agent of such Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Agent or in the Senior Agent’s own name, from time to time in such Senior Agent’s discretion, for the purpose of carrying out the terms of this Section 3.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 3.2, including any termination statements, endorsements or other instruments of transfer or release. Nothing contained in this Agreement shall be construed to modify the obligation of the Senior Agent to act in a commercially reasonable manner in the exercise of its rights to sell, lease, license, exchange, transfer or otherwise dispose of any Collateral on which such Senior Agent holds a Senior Lien.

3.3 Insurance and Condemnation Awards.

(a) So long as the Discharge of Revolving Loan Obligations has not occurred, subject to Sections 3.1(a)(i), (a)(ii), (c)(i) and (c)(ii), the Revolving Loan Agent and the other Revolving Loan Secured Parties (and after the Discharge of Revolving Loan Obligations, the First Lien Term Loan Agent and the other First Lien Term Loan Secured Parties until the Discharge of First Lien Term Loan Obligations, and thereafter the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties) shall have the sole and exclusive right, subject to the rights of the Grantors under the Revolving Loan Documents (or the First Lien Term Loan Documents or the Incremental Term Loan Documents, as applicable), to settle and adjust claims in respect of the Revolving Loan Priority Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation in respect of the Revolving Loan Priority Collateral. All Proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall, subject to the rights of the Grantors under the Revolving Loan Documents, (i) first, if the Discharge of Revolving Loan Obligations has not occurred, be paid to the Revolving Loan Agent for the benefit of the Revolving Loan Secured Parties to the extent required under the Revolving Loan Documents, (ii) second, if the Discharge of First Lien Term Loan Obligations has not occurred, be paid to the First Lien Term Loan Agent for the benefit of the First Lien Term Loan Secured Parties to the extent required under the applicable First Lien Term Loan Documents, (iii) third, be paid to the Incremental Term Loan Agent for the benefit of the Incremental Term Loan Secured Parties to the extent required under the applicable Incremental Term Loan Documents until the Discharge of Incremental Term Loan Obligations has occurred, (iv) fourth, if no Incremental Term Loan Obligations are outstanding, be paid to the Revolving Loan Agent for application to the Revolving Loan Excess Debt until such Revolving Loan Excess Debt has been paid in full, (v) fifth, if no Revolving Loan Excess Debt is outstanding, be paid to the First Lien Term Loan Agent for application to the First Lien Term Loan Excess Debt until such First Lien Term Loan Excess Debt has been paid in full, (vi) sixth, if no First Lien Term Loan Excess Debt is outstanding, be paid to the Incremental Term Loan Agent for application to Incremental Term Loan Excess Debt until such Incremental Term Loan Excess Debt has been paid in full, and (vii) seventh, be paid to the owner of the subject property or as a court of competent jurisdiction may otherwise direct or may otherwise be required by applicable law. Until the Discharge of Revolving Loan Obligations and the Discharge of First Lien Term Loan Obligations, if any Term Loan Agent or any other Term Loan Secured Party shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in respect of any Revolving Loan Priority Collateral, it shall pay such Proceeds over to the Revolving Loan Agent in accordance with the terms of Section 4.2.

(b) So long as the Discharge of First Lien Term Loan Obligations has not occurred, subject to Sections 3.1(b)(i), (b)(ii), (c)(i) and (c)(ii), the First Lien Term Loan Agent and the other First Lien Term Loan Secured Parties (and after Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties until the Discharge of Incremental Term Loan Obligations and thereafter the Revolving Loan Agent and the other Revolving Loan Secured Parties) shall have the sole and exclusive right, subject to the rights of the Grantors under the Term Loan Documents, to settle and adjust claims in respect of the Term Loan Priority Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation in respect of the Term Loan Priority Collateral. All Proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall, subject to the rights of the Grantors under the Term Loan Documents, (i) first, if the Discharge of First Lien Term Loan Obligations has not occurred, be paid to the First Lien Term Loan Agent for the benefit of the First Lien Term Loan Secured Parties to the extent required under the applicable First Lien Term Loan Documents, (ii) second, if the Discharge of Incremental Term Loan Obligations has not occurred, be paid to Incremental Term Loan Agent for the benefit of the Incremental Term Loan Secured Parties to the extent required under the applicable Incremental Term Loan Documents, (iii) third, be paid to the Revolving Loan Agent for the benefit of the Revolving Loan Secured Parties to the extent required under the Revolving Loan Documents until the Discharge of Revolving Loan Obligations has occurred, (iv) fourth, if no Revolving Loan Obligations are outstanding, be paid to the First Lien Term Loan Agent for application to the First Lien Term Loan Excess Debt until such First Lien Term Loan Excess Debt has been paid in full, (v) fifth, if no First Lien Term Loan Excess Debt is outstanding, be paid to the Incremental Term Loan Agent for application to Incremental Term Loan Excess Debt until such Incremental Term Loan Excess Debt has been paid in full, (vi) sixth, if no Incremental Term Loan Excess Debt is outstanding, be paid to the Revolving Loan Agent for application to such Revolving Loan Excess Debt until such Revolving Loan Excess Debt has been paid in full, and (vii) seventh, if no Revolving Loan Excess Debt is outstanding, be paid to the owner of the subject property or as a court of competent jurisdiction may otherwise direct or may otherwise be required by applicable law. Until the Discharge of First Lien Term Loan Obligations, if the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party or the Revolving Loan Agent or any other Revolving Loan Secured Party shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in respect of any Term Loan Priority Collateral, it shall pay such Proceeds over to the First Lien Term Loan Agent (for the benefit of the First Lien Term Loan Secured Parties) in accordance with the terms of Section 4.2. After the Discharge of First Lien Term Loan Obligations and until the Discharge of Incremental Term Loan Obligations, if the Revolving Loan Agent or any other Revolving Loan Secured Party shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in respect of any Term Loan Priority Collateral, it shall pay such Proceeds over to the Incremental Term Loan Agent (for the benefit of the Incremental Term Loan Secured Parties) in accordance with the terms of Section 4.2.

3.4 Actions Upon Breach.

(a) If, prior to the Discharge of Revolving Loan Obligations, any First Lien Term Loan Secured Party or any Incremental Term Loan Secured Party, contrary to this Agreement, in any way takes, or attempts or threatens to take, any action with respect to the Revolving Loan Priority Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement with respect to the Revolving Loan Priority Collateral, the Revolving Loan Agent may obtain relief against such First Lien Term Loan Secured Party or Incremental Term Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief, (i) it being understood and agreed by the First Lien Term Loan Agent, on behalf of each First Lien

Term Loan Secured Party, and the Incremental Term Loan Agent, on behalf of each Incremental Term Loan Secured Party, that the Revolving Loan Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and (ii) the First Lien Term Loan Agent, on behalf of each First Lien Term Loan Secured Party, and the Incremental Term Loan Agent, on behalf of each Incremental Term Loan Secured Party, waives any defense that the Revolving Loan Secured Parties cannot demonstrate damage or be made whole by the awarding of damages.

(b) If, after the Discharge of Revolving Loan Obligations and prior to the Discharge of First Lien Term Loan Obligations, any Incremental Term Loan Secured Party, contrary to this Agreement, in any way takes, or attempts or threatens to take, any action with respect to the Revolving Loan Priority Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement with respect to the Revolving Loan Priority Collateral, the First Lien Term Loan Agent may obtain relief against such Incremental Term Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Incremental Term Loan Agent on behalf of each Incremental Term Loan Secured Party that (i) the First Lien Term Loan Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and (ii) the Incremental Term Loan Agent, on behalf of each Incremental Term Loan Secured Party waives any defense that the First Lien Term Loan Secured Parties cannot demonstrate damage or be made whole by the awarding of damages.

(c) If, prior to the Discharge of First Lien Term Loan Obligations, any Incremental Term Loan Secured Party or any Revolving Loan Secured Party, contrary to this Agreement, in any way takes, or attempts or threatens to take, any action with respect to the Term Loan Priority Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement with respect to the Term Loan Priority Collateral, the First Lien Term Loan Agent may obtain relief against such Incremental Term Loan Secured Party or Revolving Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief, (i) it being understood and agreed by the Incremental Term Loan Agent, on behalf of each Incremental Term Loan Secured Party, and the Revolving Loan Agent, on behalf of each Revolving Loan Secured Party, that the First Lien Term Loan Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and (ii) the Incremental Term Loan Agent, on behalf of each Incremental Term Loan Secured Party, and the Revolving Loan Agent, on behalf of each Revolving Loan Secured Party, waives any defense that the First Lien Term Loan Secured Parties cannot demonstrate damage or be made whole by the awarding of damages.

(d) If, after the Discharge of First Lien Term Loan Obligations and prior to the Discharge of Incremental Term Loan Obligations, any Revolving Loan Secured Party, contrary to this Agreement, in any way takes, or attempts or threatens to take, any action with respect to the Term Loan Priority Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement with respect to the Term Loan Priority Collateral, the Incremental Term Loan Agent may obtain relief against such Revolving Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the

Revolving Loan Agent on behalf of each Revolving Loan Secured Party that (i) the Incremental Term Loan Secured Parties’ damages from such actions may be difficult to ascertain and may be irreparable, and (ii) the Revolving Loan Agent on behalf of each Revolving Loan Secured Party, waives any defense that the Incremental Term Loan Secured Parties cannot demonstrate damage or be made whole by the awarding of damages.

Section 4.	Payments

4.1 Application of Proceeds.

(a) Any Revolving Loan Priority Collateral or Proceeds thereof received in connection with any Disposition of, or collection on, such Revolving Loan Priority Collateral or upon the exercise of remedies with respect to the Revolving Loan Priority Collateral, or any payment or property (including Reorganization Securities) received in any Insolvency Proceeding arising out of or on account of any claim secured by any Revolving Loan Priority Collateral, shall be applied in the following order of priority:

(i) first, to the Revolving Loan Obligations and for cash collateral as required under the Revolving Loan Documents, and in such order as specified in the applicable Revolving Loan Documents until the Discharge of Revolving Loan Obligations has occurred;

(ii) second, to the First Lien Term Loan Obligations and for cash collateral as required under the First Lien Term Loan Documents, in such order as specified in the applicable First Lien Term Loan Documents until the Discharge of First Lien Term Loan Obligations has occurred;

(iii) third, to the Incremental Term Loan Obligations and for cash collateral as required under the Incremental Term Loan Documents, in such order as specified in the applicable Incremental Term Loan Documents until the Discharge of Incremental Term Loan Obligations has occurred;

(iv) fourth, if no Incremental Term Loan Obligations are outstanding, to the Revolving Loan Excess Debt until such Revolving Loan Excess Debt has been paid in full;

(v) fifth, if no Revolving Loan Excess Debt is outstanding, to the First Lien Term Loan Excess Debt until such First Lien Term Loan Excess Debt has been paid in full;

(vi) sixth, if no First Lien Term Loan Excess Debt is outstanding, to the Incremental Term Loan Excess Debt until such Incremental Term Loan Excess Debt has been paid in full; and

(vii) seventh, if no Incremental Term Loan Excess Debt is outstanding, to be paid over to a Grantor or as a court of competent jurisdiction may otherwise direct or as may be required by applicable law.

(b) Any Term Loan Priority Collateral or Proceeds thereof received in connection with the Disposition of, or collection on, such Term Loan Priority Collateral or upon the exercise of remedies with respect to the Term Loan Priority Collateral, or any payment or property (including Reorganization Securities) received in any Insolvency Proceeding arising out of or on account of any claim secured by any Term Loan Priority Collateral, shall be applied in the following order of priority:

(i) first, to the First Lien Term Loan Obligations and for cash collateral as required under the First Lien Term Loan Documents, and in such order as specified in the applicable First Lien Term Loan Documents until the Discharge of First Lien Term Loan Obligations has occurred;

(ii) second, to the Incremental Term Loan Obligations and for cash collateral as required under the Incremental Term Loan Documents, and in such order as specified in the applicable Incremental Term Loan Documents until the Discharge of Incremental Term Loan Obligations has occurred;

(iii) third, to the Revolving Loan Obligations and for cash collateral as required under the Revolving Loan Documents, and in such order as specified in the applicable Revolving Loan Documents until the Discharge of Revolving Loan Obligations has occurred;

(iv) fourth, if no Revolving Loan Obligations are outstanding, to be paid to the First Lien Term Loan Excess Debt until such First Lien Term Loan Excess Debt has been paid in full;

(v) fifth, if no First Lien Term Loan Excess Debt is outstanding, to the Incremental Term Loan Excess Debt until such Incremental Term Loan Excess Debt has been paid in full;

(vi) sixth, if no Incremental Term Loan Excess Debt is outstanding, to be paid to the Revolving Loan Excess Debt until such Revolving Loan Excess Debt has been paid in full; and

(vii) seventh, if no Revolving Loan Excess Debt is outstanding to be paid over to a Grantor or as a court of competent jurisdiction may otherwise direct or as may be required by applicable law.

(c) Upon the Discharge of Revolving Loan Obligations, to the extent permitted under applicable law and prior to the Discharge of First Lien Term Loan Obligations, the Revolving Loan Agent shall deliver to the First Lien Term Loan Agent, and after the Discharge of First Lien Term Loan Obligations, to the Incremental Term Loan Agent, without representation or recourse, any Proceeds of Collateral held by it at such time in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the applicable Term Loan Agent to the applicable Term Loan Obligations in such order as specified in this Agreement and in the relevant Term Loan Documents. Upon the Discharge of First Lien Term Loan Obligations and prior to the Discharge of Incremental Term Loan Obligations, to the extent permitted under applicable law, the applicable First Lien Term Loan Agent shall deliver to the Incremental Term Loan Agent, and after the Discharge of Incremental Term Loan Obligations, to the Revolving Loan Agent, without representation or recourse, any Proceeds of Collateral held by it at such time in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Incremental Term Loan Agent or the Revolving Loan Agent to the Incremental Term Loan Obligations or the Revolving Loan Obligations, as applicable, in such order as specified in the relevant Incremental Term Loan Documents or Revolving Loan Documents. The provisions of this Section 4.1 are intended solely to govern the respective Lien priorities as among First Lien Term Loan Agent, Incremental Term Loan Agent and the Revolving Loan Agent and shall not impose on any Agent or any other Secured Party any obligations in respect of the disposition of Proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.

4.2 Payments Over.

(a) So long as the Discharge of Revolving Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, each of the First Lien Term Loan Agent and each other First Lien Term Loan Secured Party and the Incremental Term Loan Agent and each other Incremental Term Loan Secured Party, agrees that any Revolving Loan Priority Collateral or Proceeds thereof or payment or property (including Reorganization Securities) with respect thereto or with respect to any claim secured by any Revolving Loan Priority Collateral received by either Term Loan Agent or any other Term Loan Secured Party (including any right of set-off), and including in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and promptly transferred or paid over to the Revolving Loan Agent for the benefit of the Revolving Loan Secured Parties in the same form as received, with any necessary endorsements or assignments or as a court of competent jurisdiction may otherwise direct. The Revolving Loan Agent is hereby authorized to make any such endorsements or assignments as agent for either Term Loan Agent. This authorization is coupled with an interest and is irrevocable.

(b) After the Discharge of Revolving Loan Obligations but so long as the Discharge of First Lien Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties agree that any Collateral or Proceeds thereof or payment or property (including Reorganization Securities) with respect thereto or with respect to any claim secured by any Collateral received by the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party (including any right of set-off), and including in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and promptly transferred or paid over to First Lien Term Loan Agent for the benefit of the First Lien Term Loan Secured Parties in the same form as received, with any necessary endorsements or assignments or as a court of competent jurisdiction may otherwise direct. The First Lien Term Loan Agent is hereby authorized to make any such endorsements or assignments as agent for the Incremental Term Loan Agent. This authorization is coupled with an interest and is irrevocable.

(c) So long as the Discharge of First Lien Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, each of Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the other

Revolving Loan Secured Parties, agrees that any Term Loan Priority Collateral or Proceeds thereof or payment or property (including Reorganization Securities) with respect thereto or with respect to any claim secured by any Term Loan Priority Collateral received by the Incremental Term Loan Agent, or any other Incremental Term Loan Secured Party, or by the Revolving Loan Agent or any other Revolving Loan Secured Party (including any right of set-off), and including in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and promptly transferred or paid over to the First Lien Term Loan Agent for the benefit of the First Lien Term Loan Secured Parties in the same form as received, with any necessary endorsements or assignments or as a court of competent jurisdiction may otherwise direct. The First Lien Term Loan Agent is hereby authorized to make any such endorsements or assignments as agent for Incremental Term Loan Agent and the Revolving Loan Agent. This authorization is coupled with an interest and is irrevocable.

(d) After the Discharge of First Lien Term Loan Obligations, but so long as the Discharge of Incremental Term Loan Obligations has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the Revolving Loan Agent agrees, for itself and on behalf of the other Revolving Loan Secured Parties, that any Term Loan Priority Collateral or Proceeds thereof or payment or property (including Reorganization Securities) with respect thereto or with respect to any claim secured by any Term Loan Priority Collateral received by the Revolving Loan Agent or any other Revolving Loan Secured Party (including any right of set-off), and including in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and promptly transferred or paid over to the Incremental Term Loan Agent for the benefit of the Incremental Term Loan Secured Parties in the same form as received, with any necessary endorsements or assignments or as a court of competent jurisdiction may otherwise direct. The Incremental Term Loan Agent is hereby authorized to make any such endorsements or assignments as agent for the Revolving Loan Agent. This authorization is coupled with an interest and is irrevocable.

(e) Notwithstanding anything to the contrary in this Section 4.2 or otherwise in this Agreement, none of the Revolving Loan Agent, any Revolving Loan Secured Party, the First Lien Term Loan Agent, any First Lien Term Loan Secured Party, the Incremental Term Loan Agent or any Incremental Term Loan Secured Party shall be required to pay over to any other Agent any payments made to such person that constitute (i) Permitted Adequate Protection Payments or (ii) principal, interest or other payments required to be paid to such Person under the applicable Loan Documents so long as the receipt of such payments is not the direct or indirect result of the exercise of rights or remedies with respect to any Collateral, the enforcement of rights or remedies in contravention of this Agreement, or as part of any Insolvency Proceeding.

(f) In the event that Proceeds of Collateral are received in connection with Disposition of Collateral, or if any Secured Party receives any payment or property (including any Reorganization Securities) in any Insolvency Proceeding on account of any claim of such Secured Party secured by any Collateral, that directly or indirectly involves both of some or all of the Revolving Loan Priority Collateral and some or all of the Term Loan Priority Collateral, the then Senior Agent with respect to the Revolving Loan Priority Collateral and the then Senior

Agent with respect to the Term Loan Priority Collateral shall use commercially reasonable efforts in good faith to allocate the Proceeds received in connection with such Disposition of such Collateral, or the payment or property received on account of such secured claim, to the Revolving Loan Priority Collateral and the Term Loan Priority Collateral. If the respective Senior Agents are unable to agree on such allocation within ten (10) Business Days (or such other period of time as such Senior Agents agree at the time of the consummation of such Disposition or the receipt of such payment or property), the portion of such Proceeds, or of the payment or property received, that shall be allocated as Proceeds of Revolving Loan Priority Collateral for purposes of this Agreement shall be an amount equal to (or a pro rata share of such payment or property received based upon) the sum of the book value of the Accounts and fair market value of the Inventory included in the Collateral subject to such Disposition (determined at the time of such Disposition or receipt of payment or property, as applicable) with the balance of the Proceeds or such payment or property to be allocated to the Term Loan Priority Collateral, provided, that, to the extent that the Revolving Loan Priority Collateral subject to such Disposition or payment may include assets other than Accounts and Inventory, at the option of the Revolving Loan Agent, the appraised value of such other assets may be used for the purposes of the allocation of such Proceeds to the Revolving Loan Priority Collateral based on the then most current satisfactory appraisal received by the Revolving Loan Agent with respect thereto. Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that Proceeds of Equity Interests and Real Property shall constitute Term Loan Priority Collateral, and the Revolving Loan Secured Parties shall not have any rights in respect of Real Property of any Grantor (including Proceeds thereof).

Section 5.	Bailee for Perfection

5.1 Each Agent as Bailee.

(a) Each Agent agrees to hold any Collateral that is in the possession or control of such Agent (or its agents or bailees) for the benefit and on behalf of the Secured Parties, to the extent that possession or control thereof is effective to perfect a Lien thereon under the Uniform Commercial Code (such Collateral being referred to herein as the “Pledged Collateral”), as bailee and agent for and on behalf of the other Agents solely for the purpose of perfecting the Lien granted to the other Agents in such Pledged Collateral (including as to any securities or any deposit accounts or securities accounts, if any, for purposes of satisfying the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) pursuant to the Revolving Loan Documents or Term Loan Documents, as applicable, subject to the terms and conditions of this Section 5.

(b) Until the Discharge of Revolving Loan Obligations or a Term Loan Enforcement Date has occurred and is continuing, the Revolving Loan Agent shall be entitled to deal with the Pledged Collateral constituting Revolving Loan Priority Collateral in accordance with the terms of the Revolving Loan Documents. The rights of each Term Loan Agent and each Term Loan Secured Party to such Pledged Collateral shall at all times be subject to the terms of this Agreement and until the Discharge of Revolving Loan Obligations has occurred, to the Revolving Loan Agent’s rights under the Revolving Loan Documents. Until the Discharge of First Lien Term Loan Obligations or a Revolving Loan Enforcement Date has occurred (and, thereafter, the Discharge of Incremental Term Loan Obligations), the applicable Term Loan

Agent shall be entitled to deal with the Pledged Collateral constituting Term Loan Priority Collateral in accordance with the terms of the applicable Term Loan Documents. The rights of the Revolving Loan Agent to such Pledged Collateral shall at all times be subject to the terms of this Agreement and to the applicable Term Loan Agent’s rights under the applicable Term Loan Documents.

(c) Each Agent shall have no obligation whatsoever to any other Agent or any other Secured Party to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5. The duties or responsibilities of each Agent under this Section 5 shall be limited solely to holding the Pledged Collateral as bailee and agent for and on behalf of each other Agent for purposes of perfecting the Lien held by such other Agents.

(d) Each Agent shall not have, by reason of the Revolving Loan Documents, the Term Loan Documents, this Agreement or any other document, a fiduciary relationship in respect of the other Agents or any of the other Secured Parties and shall not have any liability to any other Agent or any other Secured Party in connection with its holding the Pledged Collateral, other than for its gross negligence or willful misconduct as determined by a final, non-appealable order of a court of competent jurisdiction.

5.2 Transfer of Pledged Collateral.

(a) Upon the Discharge of Revolving Loan Obligations, to the extent permitted under applicable law, upon the written request of the First Lien Term Loan Agent, and after the Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Agent:

(i) Revolving Loan Agent shall, without recourse or warranty, transfer the possession and control of the Pledged Collateral, if any, then in its possession or control to the applicable Term Loan Agent, except in the event and to the extent that (A) the Revolving Loan Agent or any other Revolving Loan Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the Revolving Loan Obligations, (B) such Collateral is sold or otherwise disposed of by the Revolving Loan Agent or any other Revolving Loan Secured Party or by a Grantor as provided herein or (C) it is otherwise required by any order of any court or other governmental authority or applicable law or would result in the risk of liability of Revolving Loan Secured Party to any third party.

(ii) In connection with any transfer described herein to the applicable Term Loan Agent, the Revolving Loan Agent agrees to take reasonable actions in its power (with all costs and expenses in connection therewith to be for the account of the applicable Term Loan Agent and to be paid by the Borrowers) as shall be requested in writing by the applicable Term Loan Agent to permit the applicable Term Loan Agent to obtain, for the benefit of the applicable Term Loan Secured Parties, a first priority security interest in the Pledged Collateral, including in connection with the terms of any Collateral Access Agreement (as defined in the Revolving Loan Agreement), whether with a landlord, processor, warehouse or other third party or any Deposit Account Control Agreement (as defined in the Revolving Loan Agreement), with respect to any such agreement delivered on or after the date hereof, the Revolving Loan Agent shall notify the other parties thereto that it is no longer the “Secured Party Representative”,

“Agent Representative”, “Lender Representative” or otherwise entitled to act under such agreement and shall confirm to such parties that Second Lien Agent is thereafter the “Secured Party Representative”, “Agent Representative”, “Lender Representative” as any of such terms are used in any such agreement and is otherwise entitled to the rights of the secured party under such agreement.

(iii) The foregoing provision shall not impose on the Revolving Loan Agent or any other Revolving Loan Secured Party any obligations which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.

(b) Upon the Discharge of First Lien Term Loan Obligations, to the extent permitted under applicable law, upon the written request of Incremental Term Loan Agent, or after the Discharge of Incremental Term Loan Obligations, the Revolving Loan Agent, the First Lien Term Loan Agent shall,

(i) without recourse or warranty, transfer the possession and control of the Pledged Collateral, if any, then in its possession or control to the Incremental Term Loan Agent or the Revolving Loan Agent, as applicable, except in the event and to the extent that:

(A) the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the First Lien Term Loan Obligations,

(B) such Collateral is sold or otherwise disposed of by the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party or by a Grantor as provided herein or

(C) it is otherwise required by any order of any court or other governmental authority or applicable law or would result in the risk of liability of any First Lien Term Loan Secured Party to any third party.

(ii) In connection with any transfer described herein to the Incremental Term Loan Agent or the Revolving Loan Agent, the First Lien Term Loan Agent agrees to take reasonable actions in its power (with all costs and expenses in connection therewith to be for the account of the Incremental Term Loan Agent or the Revolving Loan Agent, as applicable, and to be paid by the Borrowers) as shall be requested in writing by the Incremental Term Loan Agent or the Revolving Loan Agent, as applicable, to permit such Agent to obtain, for the benefit of the Incremental Term Loan Secured Parties or the Revolving Loan Parties, as applicable, a first priority security interest in the Pledged Collateral.

(iii) The foregoing provision shall not impose on the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party any obligations which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.

(c) Upon the Discharge of Incremental Term Loan Obligations, to the extent permitted under applicable law, upon the written request of the Revolving Loan Agent, the Incremental Term Loan Agent shall,

(i) without recourse or warranty, transfer the possession and control of the Pledged Collateral, if any, then in its possession or control to the Revolving Loan Agent, except in the event and to the extent that

(A) the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the Incremental Term Loan Obligations,

(B) such Collateral is sold or otherwise disposed of by the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party or by a Grantor as provided herein or

(C) it is otherwise required by any order of any court or other governmental authority or applicable law or would result in the risk of liability of any Incremental Term Loan Secured Party to any third party.

(ii) In connection with any transfer described herein to the Revolving Loan Agent, the Incremental Term Loan Agent agrees to take reasonable actions in its power (with all costs and expenses in connection therewith to be for the account of the Revolving Loan Agent and to be paid by the Borrowers) as shall be requested in writing by the Revolving Loan Agent to permit the Revolving Loan Agent to obtain, for the benefit of the Revolving Loan Secured Parties, a first priority security interest in the Pledged Collateral.

(iii) The foregoing provision shall not impose on Incremental Term Loan Agent or any other Incremental Term Loan Secured Party any obligations which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.

(d) Each Grantor acknowledges and agrees to the delivery or transfer of control by the Revolving Loan Agent to the applicable Term Loan Agent, by the First Lien Term Loan Agent to the Incremental Term Loan Agent or the Revolving Loan Agent, as the case may be, and by the Incremental Term Loan Agent to the Revolving Loan Agent, as the case may be, of any such Pledged Collateral and waives and releases the Revolving Loan Agent and the other Revolving Loan Secured Parties, the First Lien Term Loan Agent and the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties from any liability as a result of such action.

5.3 Judgment Liens. In the event that any Revolving Loan Secured Party, First Lien Term Loan Secured Party or any Incremental Term Loan Secured Party becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Revolving Loan Debt, First Lien Term Loan Debt and Incremental Term Loan Debt are subject to this Agreement.

Section 6.	Insolvency Proceedings

6.1 General Applicability. This Agreement shall be applicable both before and after the institution of any Insolvency Proceeding involving any Grantor, including, without limitation, the filing of any petition by or against any Grantor under the Bankruptcy Code or under any other Bankruptcy Law and all converted or subsequent cases in respect thereof, and all references herein to any Grantor shall be deemed to apply to the trustee for such Grantor and such Grantor as debtor-in-possession. The relative rights of the Revolving Loan Secured Parties and the applicable Term Loan Secured Parties in or to any distributions from or in respect of any Collateral or Proceeds shall continue after the institution of any Insolvency Proceeding involving any Grantor, including, without limitation, the filing of any petition by or against any Grantor under the Bankruptcy Code or under any other Bankruptcy Law and all converted cases and subsequent cases, on the same basis as prior to the date of such institution, subject to any court order approving the financing of, or use of Revolving Loan Cash Collateral or First Lien Term Loan Cash Collateral by, any Grantor as debtor-in-possession, or any other court order affecting the rights and interests of the parties hereto not in conflict with this Agreement. This Agreement shall constitute a subordination agreement for the purposes of Section 510(a) of the Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms.

6.2 Use of Cash Collateral; Bankruptcy Financing.

(a) If any Grantor becomes subject to any Insolvency Proceeding, until the Discharge of Revolving Loan Obligations has occurred, each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that:

(i) each Term Loan Secured Party will (A) raise no objection to, nor support any other Person objecting to, and will be deemed to have consented to, the use of any Revolving Loan Priority Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (“Revolving Loan Cash Collateral”), or any post-petition financing under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, whether provided by any Revolving Loan Secured Party or other Person, but in each case to the extent approved for such purpose by the Revolving Loan Agent (a “Revolving Loan DIP Financing”), (B) will not request or accept adequate protection or any other relief in connection with the use of such Revolving Loan Cash Collateral or such Revolving Loan DIP Financing except as set forth in Section 6.4 below, and (C) will subordinate (and will be deemed hereunder to have subordinated) the Liens on the Revolving Loan Priority Collateral granted to the applicable Term Loan Agent or any other Term Loan Secured Parties pursuant to such Revolving Loan DIP Financing on the same terms as such Liens are subordinated hereunder to the Liens granted with respect to such Revolving Loan DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), to any adequate protection provided to the Revolving Loan Secured Parties and to any “carve-out” or other similar administrative priority expense or claim consented to in writing by the Revolving Loan Agent to be paid prior to the Discharge of Revolving Loan Obligations, provided, that:

(1) Revolving Loan Agent does not oppose or object to such use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing,

(2) the aggregate principal amount of loans outstanding at any time under the Revolving Loan DIP Financing (excluding the aggregate principal amount of loans outstanding under the Revolving Loan Documents immediately prior to the time the Revolving Loan DIP Financing initially takes effect that are refinanced or “rolled up” as part of the Revolving Loan DIP Financing) does not exceed $37,500,000,

(3) the applicable Term Loan Secured Parties retain a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same priority relative to the Liens on such Collateral of the Revolving Loan Agent as existed prior to the commencement of the case under the Bankruptcy Code or other Bankruptcy Law to the same extent as provided under Section 2.2,

(4) each Term Loan Agent receives additional or replacement Liens on all post-petition assets of any Grantor which are subject to an additional or replacement Lien to secure the Revolving Loan DIP Financing with same priority relative to the Liens of the Revolving Loan Agent as existed prior to such Insolvency Proceeding to the extent each Term Loan Agent seeks such Liens and is entitled to such additional or replacement Liens under the Bankruptcy Code or other applicable Bankruptcy Law as determined by the Bankruptcy Court having jurisdiction over the case,

(5) such Revolving Loan DIP Financing or use of Revolving Loan Cash Collateral is subject to the terms of this Agreement, and

(6) each Term Loan Agent retains the right to object to any ancillary agreements or arrangements regarding the use of Revolving Loan Cash Collateral or the Revolving Loan DIP Financing that require a specific treatment of a claim in respect of either the First Lien Term Loan Obligations or the Incremental Term Loan Obligations for purposes of a plan of reorganization or similar dispositive restructuring plan or contravene the terms of this Agreement in any material respect (provided, that, in no event shall the foregoing be construed to give rise to the right to object to any of the rights and remedies that are customary for the Revolving Loan Agent to receive as part of any order with respect to the use of Revolving Loan Cash Collateral or any such Revolving Loan DIP Financing).

(7) Such use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing does not seek, or support another person that seeks, to compel the use of Term Loan Priority Cash Collateral without the consent of each Term Loan Agent.

(b) If any Grantor becomes subject to any Insolvency Proceeding, after the Discharge of Revolving Loan Obligations and until the Discharge of First Lien Term Loan Obligations has occurred, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that:

(i) each Incremental Term Loan Secured Party will (A) raise no objection to, nor support any other Person objecting to, and will be deemed to have consented to, the use of any Term Loan Priority Collateral constituting cash collateral under Section 363 of the

Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (“First Lien Revolving Cash Collateral”), or any post-petition financing under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, whether provided by any First Lien Term Loan Secured Party or other Person, but in each case to the extent approved for such purpose by the First Lien Term Loan Agent (acting on the directions of the requisite First Lien Term Loan Secured Parties) (a “First Lien Revolving DIP Financing”), (B) will not request or accept adequate protection or any other relief in connection with the use of such First Lien Revolving Cash Collateral or such First Lien Revolving DIP Financing except as set forth in Section 6.4 below, and (C) will subordinate (and will be deemed hereunder to have subordinated) the Liens on Revolving Loan Priority Collateral granted to the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party pursuant to such First Lien Revolving DIP Financing on the same terms as such Liens are subordinated hereunder to the Liens granted with respect to such First Lien Revolving DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), to any adequate protection provided to the First Lien Term Loan Secured Parties and to any “carve-out” or other similar administrative priority expense or claim consented to in writing by the First Lien Term Loan Agent (acting on the directions of the requisite First Lien Term Loan Secured Parties) to be paid prior to the Discharge of First Lien Term Loan Obligations, provided, that:

(1) the First Lien Term Loan Agent (acting on the directions of the requisite First Lien Term Loan Secured Parties) does not oppose or object to such use of cash collateral or First Lien Revolving DIP Financing,

(2) the aggregate principal amount of loans outstanding at any time under the First Lien Revolving DIP Financing (excluding the aggregate principal amount of loans outstanding under the First Lien Term Loan Documents immediately prior to the time the First Lien Revolving DIP Financing initially takes effect that are refinanced or “rolled up” as part of the First Lien Revolving DIP Financing) does not exceed $37,500,000,

(3) the Incremental Term Loan Secured Parties retain a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same priority relative to the Liens on such Collateral of the First Lien Term Loan Agent as existed prior to the commencement of the case under the Bankruptcy Code or other Bankruptcy Law to the same extent as provided under Section 2.2,

(4) the Incremental Term Loan Agent receives additional or replacement Liens on all post-petition assets of any Grantor which are subject to an additional or replacement Lien to secure the First Lien Revolving DIP Financing with same priority relative to the Liens of the First Lien Term Loan Agent as existed prior to such Insolvency Proceeding to the extent the Incremental Term Loan Agent seeks such Liens and is entitled to such additional or replacement Liens under the Bankruptcy Code or other applicable Bankruptcy Law as determined by the Bankruptcy Court having jurisdiction over the case,

(5) such First Lien Revolving DIP Financing or use of First Lien Revolving Cash Collateral is subject to the terms of this Agreement,

(6) the Incremental Term Loan Agent retains the right to object to any ancillary agreements or arrangements regarding the use of First Lien Revolving Cash Collateral or the First Lien Revolving DIP Financing that require a specific treatment of a claim in respect of the Incremental Term Loan Obligations, as applicable, for purposes of a plan of reorganization or similar dispositive restructuring plan or contravene the terms of this Agreement in any material respect (provided, that, in no event shall the foregoing be construed to give rise to the right to object to any of the rights and remedies that are customary for the First Lien Term Loan Agent to receive as part of any order with respect to the use of First Lien Revolving Cash Collateral or any such First Lien Revolving DIP Financing).

(c) If any Grantor becomes subject to any Insolvency Proceeding, until the Discharge of First Lien Term Loan Obligations has occurred, the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that:

(i) each Revolving Loan Secured Party and each Incremental Term Loan Secured Party will (A) raise no objection to, nor support any other Person objecting to, and will be deemed to have consented to, the use of any Term Loan Priority Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (“First Lien Term Loan Cash Collateral”), or any post-petition financing under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, whether provided by any First Lien Term Loan Secured Party or other Person, but in each case to the extent approved for such purpose by the First Lien Term Loan Agent (a “First Lien Term Loan DIP Financing”), (B) will not request or accept adequate protection or any other relief in connection with the use of such First Lien Term Cash Collateral or such First Lien Term Loan DIP Financing except as set forth in Section 6.4 below, and (C) will subordinate (and will be deemed hereunder to have subordinated) the Liens on Term Loan Priority Collateral granted to the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party or the Revolving Loan Agent or any other Revolving Loan Secured Parties pursuant to such First Lien Term Loan DIP Financing on the same terms as such Liens are subordinated hereunder to the Liens granted with respect to such First Lien Term Loan DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), to any adequate protection provided to the First Lien Term Loan Secured Parties and to any “carve-out” or other similar administrative priority expense or claim consented to in writing by the First Lien Term Loan Agent to be paid prior to the Discharge of First Lien Term Loan Obligations, provided, that:

(1) the First Lien Term Loan Agent does not oppose or object to such use of cash collateral or First Lien Term Loan DIP Financing,

(2) the aggregate principal amount of loans outstanding at any time under the First Lien Term Loan DIP Financing (excluding the aggregate principal amount of loans outstanding under the First Lien Term Loan Documents immediately prior to the time the First Lien Term Loan DIP Financing initially takes effect that are refinanced or “rolled up” as part of the First Lien Term Loan DIP Financing) does not exceed $37,500,000,

(3) the Incremental Term Loan Secured Parties and the Revolving Loan Secured Parties retain a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same priority relative to the Liens on such Collateral of the First Lien Term Loan Agent as existed prior to the commencement of the case under the Bankruptcy Code or other Bankruptcy Law to the same extent as provided under Section 2.2,

(4) the Incremental Term Loan Agent and the Revolving Loan Agent receive additional or replacement Liens on all post-petition assets of any Grantor which are subject to an additional or replacement Lien to secure the First Lien Term Loan DIP Financing with same priority relative to the Liens of the First Lien Term Loan Agent as existed prior to such Insolvency Proceeding to the extent the Incremental Term Loan Agent or the Revolving Loan Agent seeks such Liens and is entitled to such additional or replacement Liens under the Bankruptcy Code or other applicable Bankruptcy Law as determined by the Bankruptcy Court having jurisdiction over the case,

(5) such First Lien Term Loan DIP Financing or use of First Lien Term Cash Collateral is subject to the terms of this Agreement, and

(6) the Incremental Term Loan Agent and the Revolving Loan Agent retains the right to object to any ancillary agreements or arrangements regarding the use of First Lien Term Cash Collateral or the First Lien Term Loan DIP Financing that require a specific treatment of a claim in respect of the Incremental Term Loan Obligations or the Revolving Loan Obligations, as applicable, for purposes of a plan of reorganization or similar dispositive restructuring plan or contravene the terms of this Agreement in any material respect (provided, that, in no event shall the foregoing be construed to give rise to the right to object to any of the rights and remedies that are customary for the First Lien Term Loan Agent to receive as part of any order with respect to the use of First Lien Term Cash Collateral or any such First Lien Term Loan DIP Financing).

(7) Such use of First Lien Term Loan Cash Collateral or First Lien Term Loan DIP Financing does not seek, or support another person that seeks, to compel the use of Revolving Loan Cash Collateral without the consent of the Revolving Loan Agent.

(d) No Revolving Loan Secured Party shall, directly or indirectly, provide, or seek to provide, or support any other Person providing or seeking to provide, the use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing secured by Liens equal or senior in priority to the Liens on the Term Loan Priority Collateral (including any assets or property arising after the commencement of a case under the Bankruptcy Code) of the Term Loan Agents, without the prior written consent of each Term Loan Agent (acting on the directions of the requisite First Lien Term Loan Secured Parties). No Term Loan Secured Party shall, directly or indirectly, provide, or seek to provide, or support any other Person providing or seeking to provide, the use of First Lien Term Cash Collateral or First Lien Term Loan DIP Financing secured by Liens equal or senior in priority to the Liens on the Revolving Loan Priority Collateral (including any assets or property arising after the commencement of a case under the Bankruptcy Code) of the Revolving Loan Agent, without the prior written consent of the Revolving Loan Agent. For purposes hereof, all references to Collateral shall include any assets or property of the Grantors arising after the commencement of any Insolvency Proceeding that are subject to the Liens of Agents.

(e) No Incremental Term Loan Secured Party shall, directly or indirectly provide, or seek to provide, or support any other Person providing or seeking to provide, any financing to the Borrowers and Guarantors in any Insolvency Proceeding (including under Section 364 of the Bankruptcy Code) without the prior written consent of the Revolving Loan Agent and the First Lien Term Loan Agent (acting on the directions of the requisite applicable Secured Parties).

6.3 Relief from the Automatic Stay.

(a) Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, so long as the Discharge of Revolving Loan Obligations has not occurred, no Term Loan Secured Party shall, without the prior written consent of the Revolving Loan Agent, (i) seek or request relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of any part of the Revolving Loan Priority Collateral, any Proceeds thereof or any Lien thereon securing any of the Term Loan Obligations or (ii) oppose any request by the Revolving Loan Agent or any Revolving Loan Secured Party seeking relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Revolving Loan Priority Collateral.

(b) The Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, agrees that, so long as the Discharge of First Lien Term Loan Obligations and the Discharge of Incremental Term Loan Obligations has not occurred, no Revolving Loan Secured Party shall, without the prior written consent of the applicable Term Loan Agent (acting on the directions of the requisite applicable Term Loan Secured Parties), (i) seek or request relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of any part of the Term Loan Priority Collateral, any Proceeds thereof or any Lien thereon securing any of the Revolving Loan Obligations or (ii) oppose any request by any Term Loan Agent or any Term Loan Secured Party seeking relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Term Loan Priority Collateral.

(c) The Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, so long as the Discharge of First Lien Term Loan Obligations has not occurred, no Incremental Term Loan Secured Party shall, without the prior written consent of the First Lien Term Loan Agent (acting on the directions of the requisite applicable Term Loan Secured Parties), (i) seek or request relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of any part of any Collateral, any Proceeds thereof or any Lien thereon securing any of the First Lien Term Loan Obligations or (ii) oppose any request by the First Lien Term Agent or any First Lien Term Loan Secured Party seeking relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any Collateral.

6.4 Adequate Protection.

(a) (i) Each of the First Lien Term Loan Agent, on behalf of itself and the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, on behalf of itself and the other Incremental Term Loan Secured Parties, consents to, and agrees that none of them shall contest (or support any other Person contesting):

(A) any request by the Revolving Loan Agent or any Revolving Loan Secured Party for adequate protection with respect to Liens on the Revolving Loan Priority Collateral; or

(B) any objection by the Revolving Loan Agent or any Revolving Loan Secured Party to any motion, relief, action or proceeding based on any Revolving Loan Agent or Revolving Loan Secured Party claiming a lack of adequate protection with respect to Liens in Revolving Loan Priority Collateral to the extent not inconsistent with the other terms of this Agreement.

(ii) The Revolving Loan Agent, on behalf of itself and the other Revolving Loan Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(A) any request by any Term Loan Agent or any Term Loan Secured Party for adequate protection with respect to Liens on the Term Loan Priority Collateral; or

(B) any objection by any Term Loan Agent or any Term Loan Secured Party to any motion, relief, action or proceeding based on any Term Loan Agent or any Term Loan Secured Party claiming a lack of adequate protection with respect to Liens in Term Loan Priority Collateral to the extent not inconsistent with the other terms of this Agreement.

(iii) The Incremental Term Loan Agent, on behalf of itself and the other Incremental Term Loan Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(A) any request by the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties, for adequate protection with respect to Liens on the Term Loan Priority Collateral; or

(B) any objection by the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties to any motion, relief, action or proceeding based on the First Lien Term Loan Agent or the other First Lien Term Loan Secured Parties claiming a lack of adequate protection with respect to Liens in Term Loan Priority Collateral to the extent not inconsistent with the other terms of this Agreement.

(b) Notwithstanding anything to the contrary in Section 6.4(a), in any Insolvency Proceeding:

(i) subject to Section 6.4(d), if any or all of the Revolving Loan Secured Parties are granted adequate protection in the form of additional collateral in connection with any use of Revolving Loan Cash Collateral or a Revolving Loan DIP Financing and such additional collateral is the type of asset or property that would constitute Revolving Loan Priority Collateral, then (A) each Term Loan Agent and each Term Loan Secured Party may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Revolving Loan Obligations and such use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Revolving Loan Priority Collateral securing the applicable First Lien Term Loan Obligations and the Incremental Term Loan Obligations are so subordinated to the Liens on Revolving Loan Priority Collateral securing the Revolving Loan Obligations under this Agreement and (B) subject to clause (ii) below, the Revolving Loan Agent, on behalf of itself and the other Revolving Loan Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (1) any request by any Term Loan Agent or Term Loan Secured Party for adequate protection pursuant to the preceding clause (A) or (2) any objection to any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the preceding clause (A); and

(ii) subject to Section 6.4(d), in the event any Term Loan Agent or Term Loan Secured Party seeks or requests adequate protection in respect of First Lien Term Loan Obligations and/or the Incremental Term Loan Obligations, as applicable, and such adequate protection is granted in the form of additional collateral of a type of asset or property that would constitute Revolving Loan Priority Collateral, then the First Lien Term Loan Agent, on behalf of itself and the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, on behalf of itself and the other Incremental Term Loan Secured Parties, agrees that the Revolving Loan Agent shall also be granted a Lien on such additional collateral as security for the Revolving Loan Obligations and for any use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing and that any Lien on such additional collateral securing the applicable Term Loan Obligations shall be subordinated to the Lien on such collateral securing the Revolving Loan Obligations and any such use of Revolving Loan Cash Collateral or Revolving Loan DIP Financing (and all obligations relating thereto) and to any other Liens granted to the Revolving Loan Secured Parties as adequate protection on the same basis as the other Liens on Revolving Loan Priority Collateral securing the Term Loan Obligations are so subordinated to the Liens on Revolving Loan Priority Collateral securing the Revolving Loan Obligations under this Agreement.

(iii) subject to Section 6.4(d), if any or all of the First Lien Term Loan Secured Parties are granted adequate protection in the form of additional collateral in connection with any use of First Lien Term Loan Cash Collateral or a First Lien Term Loan DIP Financing and such additional collateral is the type of asset or property that would constitute Term Loan Priority Collateral, then (A) the Incremental Term Loan Agent, on behalf of itself or any of the Incremental Term Loan Secured Parties, and/or the Revolving Loan Agent, on behalf of itself or any of the Revolving Loan Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Term Loan Obligations and such use of First Lien Term Loan Cash Collateral or First Lien Term Loan DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on First Lien Term Loan Priority Collateral securing the Incremental Term Loan Obligations and the Revolving Loan Obligations are so on First Lien Term Loan Priority Collateral securing the First Lien Term Loan Obligations and the Incremental Term Loan Obligations under this Agreement and (B) subject to clause (iv) below, the First Lien Term Loan Agent, on behalf of itself and the other First Lien Term Loan Secured Parties, agrees that none of them shall contest (or support any other Person contesting) (1) any request by the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party or the Revolving Loan

Agent or any other Revolving Loan Secured Party for adequate protection pursuant to the preceding clause (A) or (2) any objection to any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the preceding clause (A); and

(iv) subject to Section 6.4(d) in the event the Revolving Loan Agent, on behalf of itself or any other Revolving Loan Secured Parties, seeks or requests adequate protection in respect of Revolving Loan Obligations and such adequate protection is granted in the form of additional collateral of a type of asset or property that would constitute Term Loan Priority Collateral, then the Revolving Loan Agent, on behalf of itself and the other Revolving Loan Secured Parties, agrees that the First Lien Term Loan Agent and the Incremental Term Loan Agent shall also be granted a Lien on such additional collateral as security for the First Lien Term Loan Obligations and the Incremental Term Loan Obligations, and for any use of First Lien Term Cash Collateral or First Lien Term Loan DIP Financing and that any Lien on such additional collateral securing the applicable Revolving Loan Obligations shall be subordinated to the Lien on such collateral securing the First Lien Term Loan Obligations and the Incremental Term Loan Obligations and any such use of First Lien Term Cash Collateral or First Lien Term Loan DIP Financing (and all obligations relating thereto) and to any other Liens granted to the Term Loan Secured Parties as adequate protection on the same basis as the other Liens on Term Loan Priority Collateral securing the Revolving Loan Obligations are so subordinated to the Liens on Term Loan Priority Collateral securing the First Lien Term Loan Obligations and the Incremental Term Loan Obligations under this Agreement.

(c) Except as otherwise provided in this Section 6.4, (A) no Revolving Loan Secured Party may seek or assert any right it may have for adequate protection of its interest in the Term Loan Priority Collateral without the prior written consent of the Incremental Term Loan Agent and until the Discharge of First Lien Term Loan Obligations occurs, the First Lien Term Loan Agent (B) prior to the Discharge of Revolving Loan Obligations, no Term Loan Secured Party may seek or assert any right it may have for adequate protection of its interest in the Revolving Loan Priority Collateral without the written consent of the Revolving Loan Agent and (C) prior to the Discharge of First Lien Term Loan Obligations, no Incremental Term Loan Secured Party may seek or assert any right it may have for adequate protection of its interest in any Collateral without the written consent of the First Lien Term Loan Agent.

(d) Notwithstanding the foregoing, with respect to any Insolvency Proceeding, if any First Lien Term Loan Secured Party, Revolving Loan Secured Party or Incremental Term Loan Secured Party is granted adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments, then the Incremental Term Loan Agent, the Incremental Term Loan Secured Parties, the First Lien Term Loan Agent, the First Lien Term Loan Secured Parties, the Revolving Loan Agent and the Revolving Loan Secured Parties, as applicable, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments.

(e) Except as otherwise set forth in Section 6.2(a), (b) and (c) or Section 6.4, prior to the Discharge of First Lien Term Loan Obligations, no Incremental Term Loan Secured Party may seek or assert any right it may have for adequate protection of its interests in the Revolving Loan Priority Collateral or the Term Loan Priority Collateral without the written consent of the First Lien Term Loan Agent.

6.5 Reorganization Securities.

(a) Nothing in this Agreement prohibits or limits the right of any Secured Party from receiving and retaining any debt or equity securities that are issued by a reorganized Grantor or Guarantor pursuant to a plan of reorganization or similar dispositive restructuring plan (“Reorganization Securities”), provided that any Reorganization Securities received by any such Secured Party on account of any Revolving Loan Obligations, First Lien Term Loan Obligations or Incremental Term Loan Obligations that are secured by any Collateral will be paid over or otherwise transferred for application in accordance with Sections 4.1 and 4.2.

(b) If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any Collateral are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of Revolving Loan Obligations, First Lien Term Loan Obligations or Incremental Term Loan Obligations, then, to the extent the debt obligations distributed on account of the Revolving Loan Obligations, the First Lien Term Loan Obligations or the Incremental Term Loan Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.6 Separate Grants of Security and Separate Classes. Each of the parties hereto irrevocably acknowledges and agrees that (a) the claims and interests of the Revolving Loan Secured Parties and each of the Term Loan Secured Parties are not “substantially similar” within the meaning of Section 1122 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, (b) the grants of the Liens to secure the Revolving Loan Obligations, the grants of the Liens to secure the First Lien Term Loan Obligations, and the grants of the Liens to secure the Incremental Term Loan Obligations constitute three separate and distinct grants of Liens, (c) the Revolving Loan Secured Parties’ rights in the Collateral are fundamentally different from the Term Loan Secured Parties’ rights in the Collateral, (d) the First Lien Term Loan Secured Parties’ rights in the Collateral are fundamentally different from the Incremental Term Loan Secured Parties’ rights in the Collateral, and (e) as a result of the foregoing, among other things, the Revolving Loan Obligations, the First Lien Term Loan Obligations and the Incremental Term Loan Obligations must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed or adopted in any Insolvency Proceeding.

6.7 Asset Dispositions.

(a) Until the Discharge of Revolving Loan Obligations has occurred, each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, in the event of any Insolvency Proceeding, the Term Loan Secured Parties will not object or oppose (or support any Person in objecting or opposing) a motion for any Disposition of any Revolving Loan Priority Collateral free and clear of the Liens of each of the Term Loan Agents and the other Term Loan Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code (provided that the foregoing shall not affect the respective rights of any Secured Party to vote on a reorganization plan filed in an Insolvency Proceeding or to file an objection to such reorganization plan based on such reorganization plan’s or any Grantor’s non-compliance with the confirmation standards set forth in Section 1129 of the Bankruptcy Code), or any comparable provision of any Bankruptcy Law (and including any motion for bid procedures or other procedures related to the Disposition that is the subject of such motion), and shall be deemed to have consented to any such Disposition of any Revolving Loan Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the Revolving Loan Agent, provided, that, the Proceeds of such Disposition of any Collateral to be applied to the Revolving Loan Obligations or the Term Loan Obligations are applied in accordance with Sections 4.1 and 4.2, so long as the interests of the Term Loan Secured Parties in the Collateral (and any post-petition assets subject to adequate protection liens, if any, in favor of the Term Loan Agents) attach to the Proceeds thereof, subject to the terms of this Agreement.

(b) After the Discharge of Revolving Loan Obligations has occurred and until the Discharge of First Lien Term Loan Obligations has occurred, the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, in the event of any Insolvency Proceeding, the Incremental Term Loan Secured Parties will not object or oppose (or support any Person in objecting or opposing) a motion to any Disposition of any Revolving Loan Priority Collateral free and clear of the Liens of the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code (provided that the foregoing shall not affect the respective rights of any Secured Party to vote on a reorganization plan filed in an Insolvency Proceeding or to file an objection to such reorganization plan based on such reorganization plan’s or any Grantor’s non-compliance with the confirmation standards set forth in Section 1129 of the Bankruptcy Code), or any comparable provision of any Bankruptcy Law, and shall be deemed to have consented to any such Disposition of any Revolving Loan Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the First Lien Term Loan Agent; provided, that, the Proceeds of such Disposition of any Collateral to be applied to the Term Loan Obligations are applied in accordance with Sections 4.1 and 4.2, so long as the interests of the Incremental Term Loan Secured Parties in the Collateral (and any post-petition assets subject to adequate protection liens, if any, in favor of the Incremental Term Loan Agent) attach to the Proceeds thereof, subject to the terms of this Agreement.

(c) Until the Discharge of First Lien Term Loan Obligations has occurred, each of the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, agrees that, in the event of any Insolvency Proceeding, the Incremental Term Loan Secured Parties and the Revolving Loan Secured Parties will not object or oppose (or support any Person in objecting or opposing) a motion to any Disposition of any Term Loan Priority Collateral free and clear of the Liens of the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties and of the Revolving Loan Agent and the other Revolving Loan Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code (provided that the foregoing shall not affect the respective rights of any Secured Party to vote on a reorganization plan filed in an Insolvency Proceeding or to file an objection to such reorganization plan based on such reorganization plan’s or any Grantor’s non-compliance with the confirmation standards set forth in Section 1129 of the Bankruptcy Code), or any comparable provision of any Bankruptcy Law, and shall be deemed to have consented to any such Disposition of any Term Loan Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the First Lien Term Loan Agent; provided, that, the Proceeds of such Disposition of any Collateral to be applied to the Revolving Loan Obligations or the Term Loan Obligations are applied in accordance with Sections 4.1 and 4.2, so long as the interests of the Incremental Term Loan Secured Parties and the Revolving Loan Secured Parties in the Collateral (and any post-petition assets subject to adequate protection liens, if any, in favor of the Incremental Term Loan Agent and the Revolving Loan Agent) attach to the Proceeds thereof, subject to the terms of this Agreement.

(d) After the Discharge of First Lien Term Loan Obligations and until the Discharge of Incremental Term Loan Obligations has occurred, the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, agrees that, in the event of any Insolvency Proceeding, the Revolving Loan Secured Parties will not object or oppose (or support any Person in objecting or opposing) a motion to any Disposition of any Term Loan Priority Collateral free and clear of the Liens of the Revolving Loan Agent and the other Revolving Loan Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code, or any comparable provision of any Bankruptcy Law, and shall be deemed to have consented to any such Disposition of any Term Loan Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the Term Loan Agent; provided, that, the Proceeds of such Disposition of any Collateral to be applied to the Revolving Loan Obligations or the Term Loan Obligations are applied in accordance with Sections 4.1 and 4.2, so long as the interests of the Revolving Loan Secured Parties in the Collateral (and any post-petition assets subject to adequate protection liens, if any, in favor of the Revolving Loan Agent) attach to the Proceeds thereof, subject to the terms of this Agreement.

(e) Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that (i) prior to the Discharge of Revolving Loan Obligations, the Revolving Loan Secured Parties or any of them, (ii) after the Discharge of Revolving Loan Obligations, the First Lien Term Loan Secured Parties or any of them, and (iii) after the Discharge of Revolving Loan Obligations and Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Secured Parties or any of them, shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to, or otherwise object to any Disposition of, Revolving Loan Priority Collateral. Notwithstanding the foregoing, the First Lien Term Loan Secured Parties, or any of them, and the Incremental Secured Parties, or any of them, shall be entitled to credit bid under Section 363(k) of the Bankruptcy Code with respect to a Disposition of the Revolving Loan Priority Collateral, provided that, in connection with such credit bid (i) the First Lien Term Loan Secured Parties, or any of them, effect the Discharge of Revolving Loan Obligations or (ii) the Incremental Term Loan Secured Parties, or any of them effect the Discharge of First Lien Term Loan Obligations and the Discharge of Revolving Loan Obligations. Each of the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agree that (i) prior to the Discharge of First Lien Term Loan Obligations, the First Lien Term Loan Secured Parties or any of them, (ii) after the Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Secured Parties or any of them, and (iii) after the Discharge of First Lien

Term Loan Obligations and the Discharge of Incremental Term Loan Obligations, the Revolving Loan Secured Parties or any of them, shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to, or otherwise object to any Disposition of, the Term Loan Priority Collateral. Notwithstanding the foregoing, the Incremental Term Loan Secured Parties, or any of them, and the Revolving Loan Secured Parties, or any of them, shall be entitled to credit bid under Section 363(k) of the Bankruptcy Code with respect to a Disposition of the Term Loan Priority Collateral, provided that, in connection with such credit bid, (i) the Incremental Term Loan Secured Parties, or any of them, effect the Discharge of First Lien Term Loan Obligations or (ii) the Revolving Loan Secured Parties, or any of them, effect the Discharge of First Lien Term Loan Obligations and the Discharge of Incremental Term Loan Obligations. Except as expressly set forth in this Section, no Secured Party shall be deemed to have agreed to any credit bid by any other Secured Party in connection with the Disposition of Collateral consisting of both Term Loan Priority Collateral and Revolving Loan Priority Collateral. Except as expressly set forth above in this Section 6.7(e), each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, so long as the Discharge of Revolving Loan Obligations has not occurred, no Term Loan Secured Party shall, without the prior written consent of the Revolving Loan Agent, credit bid under Section 363(k) of the Bankruptcy Code with respect to the Revolving Loan Priority Collateral. Except as expressly set forth above in this Section 6.7(e), the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, agrees that, so long as the Discharge of First Lien Term Loan Obligations and Discharge of Incremental Term Loan Obligations has not occurred, no Revolving Loan Secured Party shall, without the prior written consent of each of the Term Loan Agents, credit bid under Section 363(k) of the Bankruptcy Code with respect to the Term Loan Priority Collateral. Except as expressly set forth above in this Section 6.7(e), the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees that, so long as the Discharge of First Lien Term Loan Obligations has not occurred, no Incremental Term Loan Secured Party shall, without the prior written consent of the First Lien Term Loan Agent (acting at the direction of the applicable First Lien Term Loan Secured Parties), credit bid under Section 363(k) of the Bankruptcy Code with respect to the Term Loan Priority Collateral.

6.8 Certain Waivers as to Section 1111(b)(2) of Bankruptcy Code. Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, waives any claim any Term Loan Secured Party may hereafter have against any Revolving Loan Secured Party arising out of the election by any Revolving Loan Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law. The Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, waives any claim any Revolving Loan Secured Party may hereafter have against any Term Loan Secured Party arising out of the election by any Term Loan Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any comparable provision of any other Bankruptcy Law.

6.9 Avoidance Issues. If any Revolving Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor or any other person any amount (a “Recovery”), then the Revolving Loan Obligations shall be reinstated to the extent of such Recovery and the Revolving Loan Secured Parties shall be entitled to a Discharge of Revolving Loan Obligations with respect to all such recovered amounts. If any Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor or any other person any Recovery, then the applicable Term Loan Obligations shall be reinstated to the extent of such Recovery and the applicable Term Loan Secured Parties shall be entitled to a Discharge of First Lien Term Loan Obligations or a Discharge of Incremental Term Loan Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to any Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.10 Other Bankruptcy Laws. In the event that an Insolvency Proceeding is filed in a jurisdiction other than the United States or is governed by any Bankruptcy Law other than the Bankruptcy Code, each reference in this Agreement to a section of the Bankruptcy Code shall be deemed to refer to the substantially similar or corresponding provision of the Bankruptcy Law applicable to such Insolvency Proceeding, or, in the absence of any specific similar or corresponding provision of Bankruptcy Law, such other general Bankruptcy Law as may be applied in order to achieve substantially the same result as would be achieved under each applicable section of the Bankruptcy Code.

Section 7.	First Lien Term Loan Lenders’ Purchase Option

7.1 Exercise of Option. On or after the occurrence and during the continuance of (i) Revolving Loan Event of Default and the acceleration of all of the Revolving Loan Obligations, (ii) the commencement of an Insolvency Proceeding as to any of the Grantors or (iii) any default in the payment of principal or interest payable to any Revolving Loan Secured Party under any Revolving Loan Document that has not been cured or waived by the Revolving Loan Secured Parties within thirty (30) days after the occurrence thereof (each a “First Lien Term Loan Purchase Event”), one or more of the First Lien Term Loan Secured Parties (the “Purchasing First Lien Term Loan Secured Parties”) shall have the option for a period of twenty (20) days after the occurrence of a First Lien Term Loan Purchase Event, upon five (5) Business Days prior written notice by the Purchasing First Lien Term Loan Secured Parties to the Revolving Loan Agent, to purchase all (but not less than all) of the Revolving Loan Obligations from the Revolving Loan Secured Parties and to assume all of the commitments and duties of the Revolving Loan Secured Parties under the Revolving Loan Documents. Such notice from the Purchasing First Lien Term Loan Secured Parties to the Revolving Loan Agent shall be irrevocable. The obligations of Revolving Loan Secured Parties hereunder to sell the Revolving Loan Obligations owing to them are several and not joint and several. Each Grantor irrevocably consents to such sale.

7.2 Pro Rata Offer. The First Lien Term Loan Secured Parties agree, solely as among themselves, that upon the majority of the First Lien Term Loan Secured Parties notifying the First Lien Term Loan Agent in writing of the occurrence of any First Lien Term Loan Purchase Event, the First Lien Term Loan Agent shall send a notice to all First Lien Term Loan Secured Parties giving each First Lien Term Loan Secured Party the option to purchase at least its pro rata share of the Revolving Loan Obligations. No First Lien Term Loan Secured Party shall be required to participate in any purchase offer hereunder, and each First Lien Term Loan Secured Party acknowledges and agrees that a purchase offer may be made by any or all of the First Lien Term Loan Secured Parties, subject to the requirements of the preceding sentence. The provisions of this Section 7.2 are intended solely for the benefit of the First Lien Term Loan Secured Parties and may be modified, amended or waived by them without the approval of any Grantor, any Revolving Loan Secured Party, or otherwise.

7.3 Purchase and Sale. On the date specified by the First Lien Term Loan Agent (acting on the directions of the requisite First Lien Term Loan Secured Parties) in such notice (which shall not be less than five (5) Business Days, nor more than twenty (20) days, after the receipt by the Revolving Loan Agent of the notice from the Purchasing First Lien Term Loan Secured Parties of their election to exercise such option), the Revolving Loan Secured Parties shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to such of the Purchasing First Lien Term Loan Secured Parties as are specified in the notice from the Purchasing First Lien Term Loan Secured Parties of their election to exercise such option, and such Purchasing First Lien Term Loan Secured Parties shall purchase from the Revolving Loan Secured Parties, all of the outstanding Revolving Loan Obligations. Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, the Revolving Loan Secured Parties shall retain all rights under the Revolving Loan Documents to be indemnified or held harmless by the Grantors in accordance with the terms thereof. In connection with any such purchase and sale, each Revolving Loan Lender and each Purchasing First Lien Term Loan Secured Party shall execute and deliver an assignment and acceptance agreement, in form reasonably acceptable to all parties thereto, pursuant to which, among other things, each Revolving Loan Lender shall assign to the Purchasing First Lien Term Loan Secured Parties such Revolving Loan Lender’s pro rata share of the commitments and Revolving Loan Obligations. Upon the consummation of such purchase and sale, the Revolving Loan Agent shall resign as the “Agent” under the Revolving Loan Documents and upon the written request the Purchasing First Lien Term Loan Secured Parties, and at the expense of the Purchasing First Lien Term Loan Secured Parties, shall execute and deliver all such reasonable documents and instruments requested by the Purchasing First Lien Term Loan Secured Parties to assign and transfer any Collateral, together with any and all rights under deposit account control agreements and collateral access agreements related to Collateral, to the applicable successor Agent under the Revolving Loan Documents.

7.4 Payment of Purchase Price. (a) Upon the date of such purchase and sale, the Purchasing First Lien Term Loan Secured Parties shall (i) pay to the Revolving Loan Agent for the account of the Revolving Loan Secured Parties as the purchase price therefor the full amount of all of the Revolving Loan Obligations (other than Bank Product Obligations) then outstanding and unpaid (including principal, interest, fees and reasonable expenses, and including reasonable attorneys’ fees and legal expenses), (ii) furnish cash collateral to the Revolving Loan Agent in such amounts as the Revolving Loan Agent determines is reasonably necessary to secure the Revolving Loan Secured Parties in connection with any issued and outstanding letters of credit, banker’s acceptances or similar instruments issued under the Revolving Loan Documents (but not in any event in an amount greater than one hundred five (105%) percent of the aggregate undrawn face amount of such letters of credit, banker’s acceptances and similar instruments) and Bank Product Obligations (or at the option of the Revolving Loan Secured Party with respect to such Bank Product Obligations, terminate the applicable Revolving Loan Hedging Obligations or cash management arrangements and make all payments pursuant thereto, as applicable) and in respect of indemnification obligations of Grantors under the Revolving Loan Documents as to matters or circumstances known to Revolving Loan Secured Parties and disclosed in writing to the Purchasing First Lien Term Loan Secured Parties (unless such disclosure is not permitted under applicable law) at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to Revolving Loan Secured Parties, for which such Revolving Loan Secured Parties are entitled to indemnification by any Grantor and for which such Revolving Loan Secured Parties have sent a written notice of such right of indemnification to any Grantor, (iii) agree to reimburse Revolving Loan Secured Parties for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit, banker’s acceptances and similar instruments as described above and any issued and outstanding checks or other payments provisionally credited to the Revolving Loan Obligations, and/or as to which Revolving Loan Secured Parties have not yet received final payment and (iv) agree to indemnify and hold harmless the Revolving Loan Secured Parties from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the Revolving Loan Obligations as a direct result of any acts by any Purchasing First Lien Term Loan Secured Party occurring after the date of the purchase and sale of the Revolving Loan Obligations, to the extent found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Purchasing First Lien Term Loan Secured Party.

(b) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Revolving Loan Agent as the Revolving Loan Agent may designate in writing to the Purchasing First Lien Term Loan Secured Parties for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing First Lien Term Loan Secured Parties to the bank account designated by the Revolving Loan Agent are received in such bank account prior to 12:00 noon, New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing First Lien Term Loan Secured Parties to the bank account designated by the Revolving Loan Agent are received in such bank account later than 12:00 noon, New York City time.

7.5 Representations Upon Purchase and Sale. Such purchase and sale shall be expressly made without representation or warranty of any kind by the Revolving Loan Agent or any Revolving Loan Secured Party as to the Revolving Loan Obligations or otherwise and without recourse to the Revolving Loan Secured Parties; except, that, each Revolving Loan Secured Party that is transferring such Revolving Loan Obligations shall represent and warrant, severally as to it: (a) the amount of the Revolving Loan Obligations being purchased from it is as reflected in the books and records of such Revolving Loan Secured Party (but without representation or warranty as to the collectability, validity or enforceability thereof), (b) that such Revolving Loan Secured Party owns the Revolving Loan Obligations being sold by it free and clear of any liens or encumbrances and (c) such Revolving Loan Secured Party has the right to assign the Revolving Loan Obligations being sold by it and the assignment is duly authorized.

7.6 Notice from the Revolving Loan Agent Prior to Enforcement Action. In the absence of Exigent Circumstances, the Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, agrees that it will give the First Lien Term Loan Agent five (5) Business Days’ prior written notice of its intention to commence any foreclosure or other action to sell or otherwise realize upon the Revolving Loan Priority Collateral. In the event that during such five (5) Business Day period, the Purchasing First Lien Term Loan Secured Parties shall send to the Revolving Loan Agent the irrevocable notice of the Purchasing First Lien Term Loan Secured Parties’ intention to exercise the purchase option given by the Revolving Loan Secured Parties to the First Lien Term Loan Secured Parties under this Section 7, the Revolving Loan Secured Parties shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral, provided, that, the purchase and sale with respect to the Revolving Loan Obligations provided for herein shall have closed within five (5) Business Days after the receipt by the Revolving Loan Agent of the irrevocable notice from the Purchasing First Lien Term Loan Secured Parties.

Section 8.	Incremental Term Loan Lenders’ Purchase Option

8.1 Exercise of Option for First Lien Term Loan Obligations. On or after the occurrence and during the continuance of (i) a First Lien Term Loan Event of Default and the acceleration of all of the First Lien Term Loan Obligations, (ii) the commencement of an Insolvency Proceeding as to any of the Grantors or (iii) any default in the payment of principal or interest payable to any First Lien Term Loan Secured Party under any First Lien Term Loan Document that has not been cured or waived by the First Lien Term Loan Secured Parties within thirty (30) days after the occurrence thereof (each an “Incremental Term Loan Purchase Event”), one or more of the Incremental Term Loan Secured Parties (the “Purchasing Incremental Term Loan Secured Parties”) shall have the option for a period of twenty (20) days after the Incremental Term Loan Purchase Event, upon five (5) Business Days prior written notice by the Purchasing Incremental Term Loan Secured Parties to the First Lien Term Loan Agent, to purchase all (but not less than all) of the First Lien Term Loan Obligations from the First Lien Term Loan Secured Parties and to assume all of the commitments and duties of the First Lien Term Loan Secured Parties under than First Lien Term Loan Documents. Such notice from the Purchasing Incremental Term Loan Secured Parties to the First Lien Term Loan Agent shall be irrevocable. The obligations of the First Lien Term Loan Secured Parties hereunder to sell the First Lien Term Loan Obligations owing to them are several and not joint and several. Each Grantor irrevocably consents to such sale.

8.2 Pro Rata Offer. The Incremental Term Loan Secured Parties agree, solely as among themselves, that upon the majority of the Incremental Term Loan Secured Parties notifying the Incremental Term Loan Agent in writing of the occurrence of any Incremental Term Loan Purchase Event, the Incremental Term Loan Agent shall send a notice to all Incremental Term Loan Secured Parties giving each Incremental Term Loan Secured Party the option to purchase at least its pro rata share of the First Lien Term Loan Obligations. No Incremental Term Loan Secured Party shall be required to participate in any purchase offer hereunder, and each Incremental Term Loan Secured Party acknowledges and agrees that a purchase offer may be made by any or all of the Incremental Term Loan Secured Parties, subject to the requirements of the preceding sentence. The provisions of this Section 8.2 are intended solely for the benefit of the Incremental Term Loan Secured Parties and may be modified, amended or waived by them without the approval of any Grantor, any Term Loan Secured Party, or otherwise.

8.3 Purchase and Sale. On the date specified by Incremental Term Loan Agent (acting on the directions of the requisite Incremental Term Loan Secured Parties) in such notice (which shall not be less than five (5) Business Days, nor more than twenty (20) days, after the receipt by the First Lien Term Loan Agent of the notice from the Purchasing Incremental Term Loan Secured Parties of their election to exercise such option), the First Lien Term Loan Secured Parties shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to such of the Purchasing Incremental Term Loan Secured Parties as are specified in the notice from the Purchasing Incremental Term Loan Secured Parties of their election to exercise such option, and such Purchasing Incremental Term Loan Secured Parties shall purchase from the First Lien Term Loan Secured Parties, all of the First Lien Term Loan Obligations. Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, the First Lien Term Loan Secured Parties shall retain all rights under the First Lien Term Loan Documents to be indemnified or held harmless by the Grantors in accordance with the terms thereof. In connection with any such purchase and sale, each First Lien Term Loan Lender and each Purchasing Incremental Term Loan Secured Party shall execute and deliver an assignment and acceptance agreement, in form reasonably acceptable to all parties thereto, pursuant to which, among other things, each such First Lien Term Loan Lender shall assign to the Purchasing Incremental Term Loan Secured Parties such First Lien Term Loan Lender’s pro rata share of the commitments and First Lien Term Loan Obligations. Upon the consummation of such purchase and sale, the First Lien Term Loan Agent shall resign as the “Administrative and Collateral Agent” under each of the First Lien Term Loan Documents and upon the written request of the Purchasing Incremental Term Loan Secured Parties, and at the expense of the Purchasing Incremental Term Loan Secured Parties, shall execute and deliver all such reasonable documents and instruments requested in writing by the Purchasing Incremental Term Loan Secured Parties to assign and transfer any Collateral, together with any and all rights under deposit account control agreements and collateral access agreements related to Collateral, to the applicable successor Agent under the applicable First Lien Term Loan Documents.

8.4 Payment of Purchase Price.

(a) Upon the date of such purchase and sale, the Purchasing Incremental Term Loan Secured Parties shall (i) pay to the First Lien Term Loan Agent for the account of the First Lien Term Loan Secured Parties as the purchase price therefor the full amount of all of the First Lien Term Loan Obligations then outstanding and unpaid (including principal, interest, fees and reasonable expenses, and including reasonable attorneys’ fees and legal expenses), (ii) furnish cash collateral to the First Lien Term Loan Agent in such amounts as the First Lien Term Loan Agent (acting on the instructions of the applicable First Lien Term Loan Secured Parties) determines is reasonably necessary to secure the First Lien Term Loan Secured Parties in respect of indemnification obligations of Grantors under the First Lien Term Loan Documents as to matters or circumstances known to First Lien Term Loan Secured Parties and disclosed in writing to the Incremental Term Loan Secured Parties (unless such disclosure is not permitted under applicable law) at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to First Lien Term Loan Secured Parties, for which such First Lien Term Loan Secured Parties are entitled to indemnification by any Grantor and for which such First Lien Term Loan Secured Parties have sent a written notice of such right of indemnification to any Grantor, (iii) agree to reimburse First Lien Term Loan Secured Parties for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding checks or other payments provisionally credited to the First Lien Term Loan Obligations, and/or as to which First Lien Term Loan Secured Parties have not yet received final payment and (iv) agree to indemnify and hold harmless the First Lien Term Loan Secured Parties from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the First Lien Term Loan Obligations as a direct result of any acts by any Purchasing Incremental Term Loan Secured Party occurring after the date of the purchase and sale of the First Lien Term Loan Obligations, to the extent found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Purchasing Incremental Term Loan Secured Party.

(b) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Lien Term Loan Agent as the First Lien Term Loan Agent may designate in writing to the Purchasing Incremental Term Loan Secured Parties for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Incremental Term Loan Secured Parties to the bank account designated by the First Lien Term Loan Agent are received in such bank account prior to 12:00 noon, New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing Incremental Term Loan Secured Parties to the bank account designated by the First Lien Term Loan Agent are received in such bank account later than 12:00 noon, New York City time.

8.5 Representations Upon Purchase and Sale. Such purchase and sale shall be expressly made without representation or warranty of any kind by the First Lien Term Loan Agent or any First Lien Term Loan Secured Party as to the First Lien Term Loan Obligations or otherwise and without recourse to the First Lien Term Loan Secured Parties; except, that, each First Lien Term Loan Secured Party that is transferring such First Lien Term Loan Obligations shall represent and warrant, severally as to it: (a) the amount of the First Lien Term Loan Obligations being purchased from it is as reflected in the books and records of such First Lien Term Loan Secured Party (but without representation or warranty as to the collectability, validity or enforceability thereof), (b) that such First Lien Term Loan Secured Party owns the First Lien Term Loan Obligations being sold by it free and clear of any liens or encumbrances and (c) such First Lien Term Loan Secured Party has the right to assign the First Lien Term Loan Obligations being sold by it and the assignment is duly authorized.

8.6 Notice from the First Lien Term Loan Agent Prior to Enforcement Action. In the absence of Exigent Circumstances, the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, agrees that it will give the Incremental Term Loan Agent five (5) Business Days’ prior written notice of its intention to commence any foreclosure or other action to sell or otherwise realize upon the Term Loan Priority Collateral. In the event that during such five (5) Business Day period, Incremental Term Loan Agent shall send to the First Lien Term Loan Agent the irrevocable notice of the Incremental Term Loan Secured

Parties’ intention to exercise the purchase option given by the Incremental Term Loan Secured Parties to the First Lien Term Loan Secured Parties under this Section 8, the First Lien Term Loan Secured Parties shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral, provided, that, the purchase and sale with respect to the First Lien Term Loan Obligations provided for herein shall have closed within five (5) Business Days after the receipt by the First Lien Term Loan Agent of the irrevocable notice from Incremental Term Loan Agent.

8.7 Exercise of Option for Incremental Term Loan Lenders’ Purchase Option of Revolving Loan Obligations.

(a) Notwithstanding anything else to the contrary herein and without affecting the option contemplated by Section 8.1, but subject to (i) the occurrence of a First Lien Term Loan Purchase Event and (ii) the expiration or rejection of the option of the First Lien Term Loan Secured Parties to purchase the Revolving Loan Obligations contemplated by Section 7.1, the Purchasing Incremental Term Loan Secured Parties shall have the option for a period of ten (10) days after the expiration or rejection of the option by the First Lien Term Loan Secured Parties contemplated by Section 7.1, upon five (5) Business Days’ prior written notice by such Purchasing Incremental Term Loan Secured Parties to the First Lien Term Loan Agent and the Revolving Loan Agent, to purchase all (but not less than all) of the Revolving Loan Obligations from the Revolving Loan Secured Parties and to assume all of the commitments and duties of the Revolving Loan Secured Parties under the Revolving Loan Documents. Such notice from the Purchasing Incremental Term Loan Secured Parties to the First Lien Term Agent and the Revolving Loan Agent shall be irrevocable. The obligations of the Revolving Loan Secured Parties hereunder to sell the Revolving Loan Obligations owing to them are several and not joint and several. Each Grantor irrevocably consents to such sale.

(b) The terms of Sections 7.2, 7.3, 7.4 and 7.5, mutatis mutandis, shall apply to the exercise of the option by the Purchasing Incremental Term Loan Secured Parties as contemplated by Section 8.7(a); provided that, notwithstanding anything to the contrary in Section 8.7(a), in addition to the conditions contained in the foregoing Sections, the consummation of a purchase of the Revolving Loan Obligations as contemplated by Section 8.7(a) shall also be subject to the occurrence of either (x) the simultaneous purchase of all (but not less than all) of the First Lien Term Loan Obligations pursuant to an exercise of the option contemplated by Section 8.1 or (y) a Discharge of First Lien Term Loan Obligations on or before the purchase contemplated by Section 8.7(a) is consummated.

(c) In the absence of Exigent Circumstances, the Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, agrees that it will give the Incremental Term Loan Agent five (5) Business Days’ prior written notice of its intention to commence any foreclosure or other action to sell or otherwise realize upon the Revolving Loan Priority Collateral. In the event that during such five (5) Business Day period, the Purchasing Incremental Term Loan Secured Parties shall send to the Revolving Loan Agent the irrevocable notice of the Purchasing Incremental Term Loan Secured Parties’ intention to exercise the purchase option given by the Revolving Loan Secured Parties to the Incremental Term Loan Secured Parties under this 8.7, the Revolving Loan Secured Parties shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral, provided, that, the purchase and sale with respect to the Revolving Loan Obligations provided for herein shall have closed within five (5) Business Days after the receipt by the Revolving Loan Agent of the irrevocable notice from the Purchasing Incremental Term Loan Secured Parties.

Section 9.	Revolving Loan Lenders’ Purchase Option

9.1 Exercise of Option. On or after the occurrence and during the continuance of (i) a First Lien Term Loan Event of Default and an Incremental Term Loan Event of Default and the acceleration of all of the First Lien Term Loan Obligations and the Incremental Term Loan Obligations, (ii) the commencement of an Insolvency Proceeding as to any of the Grantors or (iii) any default in the payment of principal or interest payable to any Term Loan Secured Party under any Term Loan Document that has not been cured or waived by the applicable Term Loan Secured Parties within thirty (30) days after the occurrence thereof (each a “Revolving Loan Purchase Event”), one or more of the Revolving Loan Secured Parties (the “Purchasing Revolving Loan Secured Parties”) shall have the option for a period of twenty (20) days after a Revolving Loan Purchase Event, upon five (5) Business Days prior written notice by the Revolving Loan Agent to each Term Loan Agent, to purchase all (but not less than all) of the First Lien Term Loan Obligations and the Incremental Term Loan Obligations from the Term Loan Secured Parties and to assume all of the commitments and duties of the Term Loan Secured Parties under the Term Loan Documents. Such notice from the Revolving Loan Agent to each Term Loan Agent shall be irrevocable. The obligations of the Term Loan Secured Parties hereunder to sell the Term Loan Obligations owing to them are several and not joint and several. Each Grantor irrevocably consents to such sale.

9.2 Pro Rata Offer. The Revolving Loan Secured Parties agree, solely as among themselves, that upon the occurrence of any Revolving Loan Purchase Event, the Revolving Loan Agent shall send a notice to all Revolving Loan Secured Parties giving each Revolving Loan Secured Party the option to purchase at least its pro rata share of the First Lien Term Loan Obligations and the Incremental Term Loan Obligations. No Revolving Loan Secured Party shall be required to participate in any purchase offer hereunder, and each Revolving Loan Secured Party acknowledges and agrees that a purchase offer may be made by any or all of the Revolving Loan Secured Parties, subject to the requirements of the preceding sentence. The provisions of this Section 9.2 are intended solely for the benefit of the Revolving Loan Secured Parties and may be modified, amended or waived by them without the approval of any Grantor, any Term Loan Secured Party, or otherwise.

9.3 Purchase and Sale. On the date specified by the Revolving Loan Agent in such notice (which shall not be less than five (5) Business Days, nor more than twenty (20) days, after the receipt by each Term Loan Agent of the notice from the Revolving Loan Agent of its election to exercise such option), the Term Loan Secured Parties shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to such of the Purchasing Revolving Loan Secured Parties as are specified in the notice from the Revolving Loan Agent of its election to exercise such option, and such Purchasing Revolving Loan Secured Parties shall purchase from the Term Loan Secured Parties, all of the Term Loan Obligations. Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, the Term Loan Secured Parties shall retain all rights under the Term Loan Documents to be indemnified or held harmless by the Grantors in accordance with the terms thereof. In connection with any such purchase and sale, each Term Loan Lender and each Purchasing Revolving Loan Secured Party shall execute and deliver an assignment and acceptance agreement, in form reasonably acceptable to all parties thereto, pursuant to which, among other things, each such Term Loan Lender shall assign to the Purchasing Revolving Loan Secured Parties such Term Loan Lender’s pro rata share of the commitments and Term Loan Obligations. Upon the consummation of such purchase and sale, each of the First Lien Term Loan Agent and the Incremental Term Loan Agent shall resign as the “Administrative and Collateral Agent” under each of the First Lien Term Loan Documents and the Incremental Term Loan Documents and upon the written request of the Revolving Loan Agent, and at the expense of the Revolving Loan Secured Parties, shall execute and deliver all such documents and instruments reasonably requested in writing by the Revolving Loan Agent and/or the Purchasing Revolving Loan Secured Parties to assign and transfer any Collateral, together with any and all rights under deposit account control agreements and collateral access agreements related to Collateral, to the applicable successor Agent under the applicable Term Loan Documents.

9.4 Payment of Purchase Price.

(a) Upon the date of such purchase and sale, the Purchasing Revolving Loan Secured Parties shall (i) pay to the First Lien Term Loan Agent for the account of the First Lien Term Loan Secured Parties as the purchase price therefor the full amount of all of the First Lien Term Loan Obligations then outstanding and unpaid (including principal, interest, fees and expenses, and including reasonable attorneys’ fees and legal expenses), (ii) pay to Incremental Term Loan Agent for the account of the Incremental Term Loan Secured Parties as the purchase price therefor the full amount of all of the Incremental Term Loan Obligations then outstanding and unpaid (including principal, interest, fees and expenses, and including reasonable attorneys’ fees and legal expenses), (iii) furnish cash collateral to the First Lien Term Loan Agent or Incremental Term Loan Agent, as applicable, in such amounts as the First Lien Term Loan Agent or Incremental Term Loan Agent (in each case, acting on the instructions of the applicable Term Loan Secured Parties), as applicable, determines is reasonably necessary to secure the First Lien Term Loan Secured Parties or the Incremental Term Loan Secured Parties, as applicable, in respect of indemnification obligations of Grantors under the First Lien Term Loan Documents or the Incremental Term Loan Documents, as applicable, as to matters or circumstances known to First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties, as applicable, and disclosed in writing to the Purchasing Revolving Loan Secured Parties (unless such disclosure is not permitted under applicable law) at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties, as applicable, for which such First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties, as applicable, are entitled to indemnification by any Grantor and for which such First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties, as applicable, have sent a written notice of such right of indemnification to any Grantor, (iv) agree to reimburse the First Lien Term Loan Secured Parties and the Incremental Term Loan Secured Parties for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding checks or other payments provisionally credited to the Term Loan Obligations, and/or as to which Term Loan Secured Parties have not yet received final payment, and (v) agree to indemnify and hold harmless the Term Loan Secured

Parties from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the Term Loan Obligations as a direct result of any acts by Revolving Loan Agent or any other Revolving Loan Secured Party occurring after the date of the purchase and sale of the Term Loan Obligations, to the extent found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Revolving Loan Secured Party.

(b) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank accounts of the First Lien Term Loan Agent and the Incremental Term Loan Agent as the First Lien Term Loan Agent and the Incremental Term Loan Agent may designate in writing to the Revolving Loan Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Revolving Loan Secured Parties to the bank account designated by the First Lien Term Loan Agent and the Incremental Term Loan Agent are received in such bank account prior to 12:00 noon, New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing Revolving Loan Secured Parties to the bank account designated by each Term Loan Agent are received in such bank account later than 12:00 noon, New York City time.

9.5 Representations Upon Purchase and Sale. Such purchase and sale shall be expressly made without representation or warranty of any kind by either Term Loan Agent or any Term Loan Secured Party as to the Term Loan Obligations or otherwise and without recourse to the Term Loan Agents or any other Term Loan Secured Parties; except, that, each Term Loan Secured Party that is transferring such Term Loan Obligations shall represent and warrant, severally as to it: (a) the amount of the Term Loan Obligations being purchased from it is as reflected in the books and records of such Term Loan Secured Party (but without representation or warranty as to the collectability, validity or enforceability thereof), (b) that such Term Loan Secured Party owns the Term Loan Obligations being sold by it free and clear of any liens or encumbrances and (c) such Term Loan Secured Party has the right to assign the Term Loan Obligations being sold by it and the assignment is duly authorized.

9.6 Notice from Term Loan Agent Prior to Enforcement Action. In the absence of Exigent Circumstances, the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, and after Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Agent, for itself and on behalf of the Incremental Term Loan Secured Parties, agrees that it will give the Revolving Loan Agent five (5) Business Days’ prior written notice of its intention to commence any foreclosure or other action to sell or otherwise realize upon the Term Loan Priority Collateral. In the event that during such five (5) Business Day period, the Revolving Loan Agent shall send to each Term Loan Agent the irrevocable notice of the Revolving Loan Secured Parties’ intention to exercise the purchase option given by the Revolving Loan Secured Parties to the Term Loan Secured Parties under this Section 9, the Term Loan Secured Parties shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral, provided, that, the purchase and sale with respect to the Term Loan Obligations provided for herein shall have closed within five (5) Business Days after the receipt by the First Lien Term Loan Agent and the Incremental Term Loan Agent of the irrevocable notice from the Revolving Loan Agent.

Section 10.	Access and Use of Term Loan Priority Collateral

10.1 Access and Use Rights of the Revolving Loan Agent.

(a) In the event that the First Lien Term Loan Agent, and after Discharge of First Lien Term Loan Obligations, the Incremental Term Loan Agent, shall acquire control or possession of any of the Term Loan Priority Collateral or shall, through the exercise of remedies under the Term Loan Documents or otherwise, sell any of the Term Loan Priority Collateral to any third party (a “Third Party Purchaser”), the applicable Term Loan Agent shall permit the Revolving Loan Agent (or require as a condition of such sale to the Third Party Purchaser that the Third Party Purchaser agree to permit the Revolving Loan Agent), prior to the Discharge of Revolving Loan Obligations, at the Revolving Loan Agent’s option and in accordance with applicable law, and at the expense of the Revolving Loan Secured Parties: (i) to enter and use any or all of the Term Loan Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of real property and the improvements, structures, buildings thereon and all related rights during normal business hours or in order to inspect, remove or take any action with respect to the Revolving Loan Priority Collateral or to enforce the Revolving Loan Agent’s rights with respect thereto, including, but not limited to, the examination and removal of Revolving Loan Priority Collateral and the examination and duplication of the books and records of any Grantor related to the Revolving Loan Priority Collateral, or to otherwise handle, deliver, ship, transport, deal with or dispose of any Revolving Loan Priority Collateral, such right to include, without limiting the generality of the foregoing, the right to conduct one or more public or private sales or auctions thereon and (ii) subject to the proviso to this clause (ii) use any of the Term Loan Priority Collateral under such control or possession (or sold to a Third Party Purchaser) consisting of equipment (including computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Revolving Loan Priority Collateral) or other equipment to handle, deal with or dispose of any Revolving Loan Priority Collateral pursuant to the rights of the Revolving Loan Agent and the other Revolving Loan Secured Parties as set forth in the Revolving Loan Documents, the UCC of any applicable jurisdiction and other applicable law, provided that notwithstanding anything to the contrary in this clause (ii), the Revolving Loan Agent shall not have any right to use any equipment (or require the use) of any type (including vehicles or other rolling stock) of any Grantor used, whether or not actually used, (A) to provide drilling and other services to any of Grantor’s customers or (B) to maintain any of such equipment described in clause (A) immediately above.

(b) The rights of the Revolving Loan Agent set forth in clause (a) above as to the Term Loan Priority Collateral shall be irrevocable and without charge and shall continue at the Revolving Loan Agent’s option for a period of one hundred twenty (120) days as to any such Term Loan Priority Collateral from the date on which the First Lien Term Loan Agent or the Incremental Term Loan Agent has notified the Revolving Loan Agent that such Term Loan Agent has acquired possession or control of such Term Loan Priority Collateral. The time periods set forth herein shall be tolled during the pendency of any Insolvency Proceeding or other proceedings pursuant to which the Revolving Loan Agent is effectively stayed from enforcing its rights against the Revolving Loan Priority Collateral. In no event shall the First Lien Term Loan Agent or any of the First Lien Term Loan Secured Parties or the Incremental Term Loan Agent or any of the Incremental Term Loan Secured Parties take any action to interfere, limit or restrict the rights of the Revolving Loan Agent set forth above or the exercise of such rights by the Revolving Loan Agent pursuant to this Section 10.1 prior to the expiration of such periods.

10.2 Responsibilities of Revolving Loan Secured Parties. The Revolving Loan Agent shall reimburse the applicable Term Loan Agent for any physical damage to any Term Loan Priority Collateral used by the Revolving Loan Agent as a direct result of the actions of the Revolving Loan Agent (or its representatives) in exercising its access and use rights as provided in Section 10.1 above (but not any diminution in value of the Term Loan Priority Collateral resulting from the Revolving Loan Agent so dealing with any Revolving Loan Priority Collateral) and the Revolving Loan Agent and the Revolving Loan Lenders shall indemnify and hold harmless the applicable Term Loan Agent and the applicable Term Loan Secured Parties from any claim, loss, damage, cost or liability arising from any claim by a third party against such Term Loan Agent or such other Term Loan Secured Parties as a direct result of any action by the Revolving Loan Agent (or its representatives) to the extent not covered by insurance. Neither the Term Loan Agent shall not have any responsibility or liability for the acts or omissions of the Revolving Loan Agent or any of the other Revolving Loan Secured Parties, and the Revolving Loan Agent and the other Revolving Loan Secured Parties shall not have any responsibility or liability for the acts or omissions of either Term Loan Agent, in each case arising in connection with such other Person’s use and/or occupancy of any of the Term Loan Priority Collateral.

10.3 Intellectual Property. In addition to and not in limitation of Section 10.1, on and after a Revolving Loan Event of Default, each Term Loan Agent hereby grants to the Revolving Loan Agent a non-exclusive, royalty free license with respect to any Term Loan Priority Collateral consisting of trademarks, copyrights, patents, know-how or other intellectual property and pertaining to the Revolving Loan Priority Collateral solely for purposes of disposing, collecting, or otherwise realizing on any of the Revolving Loan Priority Collateral pursuant to the rights of the Revolving Loan Agent and the other Revolving Loan Secured Parties as set forth in the Revolving Loan Documents, the UCC of any applicable jurisdiction and other applicable law. Notwithstanding anything to the contrary contained herein, any purchaser or assignee of Revolving Loan Priority Collateral pursuant to the exercise by the Revolving Loan Agent of any of its rights or remedies with respect thereto shall have the right to sell or otherwise dispose of any such Revolving Loan Priority Collateral to which any such Intellectual Property is affixed or embedded.

Section 11.	Reliance; Waivers; Etc.

11.1 Reliance.

(a) The consent by each of Revolving Loan Secured Parties to the execution and delivery of each of the First Lien Term Loan Documents and the Incremental Term Loan Documents and the grant to each of the First Lien Term Loan Agent, on behalf of itself and the First Lien Term Loan Secured Parties, of a Lien on the Collateral and the Incremental Term Loan Agent, on behalf of itself and the Incremental Term Loan Secured Parties, of a Lien on the Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Revolving Loan Secured Parties to any Grantor shall be deemed to have been given and made in reliance upon this Agreement.

(b) The consent by each of the Term Loan Secured Parties to the execution and delivery of the Revolving Loan Documents and the grant to the Revolving Loan Agent on behalf of the Revolving Loan Secured Parties of a Lien on the Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Term Loan Secured Parties to any Grantor shall be deemed to have been given and made in reliance upon this Agreement.

11.2 No Warranties or Liability.

(a) The First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, acknowledges and agrees that each of the Revolving Loan Agent and the other Revolving Loan Secured Parties and the Incremental Term Loan Agent and the other Incremental Term Loan Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Revolving Loan Documents or the Incremental Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, agrees that the Revolving Loan Secured Parties and the Incremental Term Loan Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Revolving Loan Documents and the Incremental Term Loan Documents, as applicable, in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, and the Revolving Loan Secured Parties and the Incremental Term Loan Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, have in the Collateral or otherwise, except as otherwise provided in this Agreement or the applicable Term Loan Documents. Neither the Revolving Loan Agent nor any of the other Revolving Loan Secured Parties nor the Incremental Term Loan Agent or the other Incremental Term Loan Secured Parties shall have any duty to any of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreement with any Grantor (including the Term Loan Documents), regardless of any knowledge thereof which they may have or with which they may be charged.

(b) The Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, acknowledges and agrees that each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Revolving Loan Agent agrees, for itself and on behalf of the other Revolving Loan Secured Parties, that the Term Loan Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the respective Term Loan Documents in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, and the Term Loan Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Revolving Loan Agent or any of the other Revolving Loan Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, nor the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, shall have any duty to the Revolving Loan Agent or any of the other Revolving Loan Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreement with any Grantor (including the Revolving Loan Documents), regardless of any knowledge thereof which they may have or with which they may be charged.

(c) The Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, acknowledges and agrees that each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Incremental Term Loan Documents or the Revolving Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Incremental Term Loan Agent agrees, for itself and on behalf of the other Incremental Term Loan Secured Parties, that the First Lien Term Loan Secured Parties and the Revolving Loan Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the respective First Lien Term Loan Documents or Revolving Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Term Loan Secured Parties and the Revolving Loan Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that Incremental Term Loan Agent or any of the other Incremental Term Loan Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement or the applicable Term Loan Documents. Neither the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, nor the Revolving Loan Agent, for itself and on behalf of the other Revolving Loan Secured Parties, shall have any duty to the Incremental Term Loan Agent or any of the other Incremental Term Loan Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor, regardless of any knowledge thereof which they may have or with which they may be charged.

11.3 No Waiver of Lien Priorities.

(a) No right of the Revolving Loan Agent or any of the other Revolving Loan Secured Parties to enforce any provision of this Agreement or any of the Revolving Loan Documents shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by the Revolving Loan Agent or any other Revolving Loan Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Loan Documents or any of the Term Loan Documents, regardless of any knowledge thereof which the Revolving Loan Agent or any of the other Revolving Loan Secured Parties may have or be otherwise charged with.

(b) No right of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, or the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, to enforce any provision of this Agreement or any of the Term Loan Documents shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Term Loan Agent or any other Term Loan Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Term Loan Documents or any of the Revolving Loan Documents, regardless of any knowledge thereof which such Term Loan Agent or any of the other Term Loan Secured Parties may have or be otherwise charged with.

(c) Each of the First Lien Term Loan Agent and the Incremental Term Loan Agent agrees not to assert and hereby waives, to the fullest extent permitted by applicable law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

(d) The Revolving Loan Agent agrees not to assert and hereby waives, to the fullest extent permitted by applicable law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

11.4 Amendments to Revolving Loan Documents. The Revolving Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Revolving Loan Obligations may be refinanced, in each case, without notice to, or the consent of either the First Lien Term Loan Agent, the Incremental Term Loan Agent or the other Term Loan Secured Parties, all without affecting the lien subordination or other provisions set forth in this Agreement (even if any right of subrogation or other right or remedy of any Term Loan Agent or any other Term Loan Secured Party is affected, impaired or extinguished thereby); provided, that:

(a) the holders of the Revolving Loan Obligations as so Refinanced bind themselves in a writing addressed to the First Lien Term Loan Agent and the Incremental Term Loan Agent to the terms of this Agreement, and

(b) without the prior written consent of each Term Loan Agent, acting at the direction of the applicable Term Loan Secured Parties, any such amendment, supplement, modification or refinancing shall not:

(i) increase the maximum amount of the aggregate commitments under the Revolving Loan Agreement to an amount greater than the Revolving Loan Debt Cap;

(ii) increase the ordinary or default interest rates, including any increase in the “Applicable Margin” or similar component of the interest rate (excluding increases resulting from the accrual of interest at the default rate or changes in the underlying LIBOR or index rate), in the aggregate, by more than 3.0% per annum or increase the amount, or frequency of payment, of any recurring fees provided for in the Revolving Loan Agreement;

(iii) shorten the scheduled maturity of the Revolving Loan Agreement or any refinancing thereof;

(iv) modify (or have the effect of a modification of) the terms of payment of the Revolving Loan Obligations, including the mandatory prepayment provisions of the Revolving Loan Documents, in a manner that changes to earlier the dates upon which principal, interest or fees and due under the Revolving Loan Documents, increases the amount or frequency of any of such payments, or requires additional mandatory prepayments or limits the rights of any of the Grantors with respect thereto; or

(v) contravene the provisions of this Agreement.

11.5 Amendments to First Lien Term Loan Documents. The First Lien Term Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the First Lien Term Loan Obligations may be refinanced, without notice to, or the consent of the Revolving Loan Agent or the Incremental Term Loan Agent, all without affecting the lien subordination or other provisions set forth in this Agreement (even if any right of subrogation or other right or remedy of the Revolving Loan Agent or any other Revolving Loan Secured Party or the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party is affected, impaired or extinguished thereby); provided, that,

(a) the holders of the First Lien Term Loan Obligations as so Refinanced bind themselves in a writing addressed to the Revolving Loan Agent and the Incremental Term Loan Agent to the terms of this Agreement, and

(b) without the prior written consent of the Revolving Loan Agent, any such amendment, supplement, modification or refinancing shall not:

(i) increase the sum of then outstanding aggregate principal amount of the loans under the First Lien Term Loan Agreement in excess of the First Lien Term Loan Debt Cap;

(ii) increase the ordinary or default interest rates, including any increase in the “Applicable Margin” or similar component of the interest rate (excluding increases resulting from the accrual of interest at the default rate or changes in the underlying LIBOR or index rate), in the aggregate, by more than 3.0% per annum or frequency of payment, of any recurring fees provided for in the First Lien Term Loan Agreement;

(iii) shorten the scheduled maturity of the First Lien Term Loan Agreement or any refinancing thereof;

(iv) modify (or have the effect of a modification of) the terms of payment, including the regularly scheduled payments of principal or mandatory prepayment provisions of the First Lien Term Loan Documents in a manner that changes to earlier the dates upon which principal, interest or fees are due under the First Lien Term Loan Documents increases the amount or frequency of any of such payments, or requires additional mandatory prepayments or limits the rights of any of the Grantors with respect thereto; or

(v) contravene the provisions of this Agreement.

11.6 Amendments to Incremental Term Loan Documents. The Incremental Term Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Incremental Term Loan Obligations may be refinanced, without notice to, or the consent of the First Lien Term Loan Agent or the Incremental Term Loan Agent, all without affecting the lien subordination or other provisions set forth in this Agreement (even if any right of subrogation or other right or remedy of the First Lien Term Loan Agent or any other First Lien Term Loan Secured Party or the Incremental Term Loan Agent or any other Incremental Term Loan Secured Party is affected, impaired or extinguished thereby); provided, that,

(a) the holders of the Incremental Term Loan Obligations as so Refinanced bind themselves in a writing addressed to the First Lien Term Loan Agent and the Incremental Term Loan Agent to the terms of this Agreement, and

(b) without the prior written consent of the First Lien Term Loan Agent, acting at the direction of the First Lien Term Loan Secured Parties, and the Revolving Loan Agent, any such amendment, supplement, modification or refinancing shall not:

(i) increase the sum of then outstanding aggregate principal amount of the loans under the Incremental Term Loan Agreement in excess of the Incremental Term Loan Debt Cap;

(ii) increase the ordinary or default interest rates, including any increase in the “Applicable Margin” or similar component of the interest rate (excluding increases resulting from the accrual of interest at the default rate or changes in the underlying LIBOR or index rate), in the aggregate, by more than 3.0% per annum, provided that each of the First Lien Term Loan Agent and the Revolving Loan Agent is informed no later than three (3) Business Days after the same shall become effective, and shall have an opportunity to make a conforming amendment to the First Lien Term Loan Agreement and the Revolving Loan Agreement, as applicable (it being understood and agreed that the Grantors agree to make such conforming amendments to the First Lien Term Loan Agreement and the Revolving Loan Agreement, in each case, as may be required to give effect to the foregoing), or frequency of payment, of any recurring fees provided for in the Incremental Term Loan Agreement;

(iii) shorten the scheduled maturity of the First Lien Term Loan Agreement or any refinancing thereof;

(iv) modify (or have the effect of a modification of) the terms of payment, including the regularly scheduled payments of principal or mandatory prepayment provisions of the First Lien Term Loan Documents in a manner that changes to earlier the dates upon which principal, interest or fees are due under the First Lien Term Loan Documents increases the amount or frequency of any of such payments, or requires additional mandatory prepayments or limits the rights of any of the Grantors with respect thereto; or

(v) contravene the provisions of this Agreement.

Section 12.	Miscellaneous

12.1 Conflicts. In the event of any conflict between or among the provisions of this Agreement and the provisions of the Revolving Loan Documents or the Term Loan Documents, the provisions of this Agreement shall govern.

12.2 Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the date on which both (i) the Discharge of Revolving Loan Obligations has occurred and (ii) later of the Discharge of First Lien Term Loan Obligations and the Discharge of Incremental Term Loan Obligations has occurred. Subject to the limits contained herein, this is a continuing agreement of lien subordination and the Secured Parties may continue, at any time and without notice to the other Secured Parties, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor constituting Revolving Loan Obligations and/or Term Loan Obligations (as applicable) in reliance hereof. Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.3 Refinancing.

(a) Refinancing Permitted. As an agreement among the Secured Parties only and without prejudice to any rights of the Secured Parties under the Revolving Loan Documents, First Lien Term Loan Documents and the Incremental Term Loan Documents, as applicable, the Revolving Loan Obligations and the First Lien Term Loan Obligations may be refinanced in their entirety if (i) the terms and provisions of any such refinancing debt, if instead implemented as modifications to the debt being refinanced, could be effected without the consent of the Agent to the debt not being refinanced, in accordance with the provisions of Section 11.4 or Section 11.5, as applicable, and (ii) the holders of such indebtedness, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement. The Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, and each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agree, in connection with any refinancing of the Revolving Loan Obligations or the First Lien Term Loan Obligations permitted by this Section 12.3(a), promptly to enter into such documents and agreements (including amendments or supplements to this Agreement) as the Grantors may reasonably request in writing to reflect such refinancing; provided, that, the rights and powers of the Secured Parties contemplated hereby shall not be affected thereby.

(b) Effect of Refinancing.

(i) If substantially contemporaneously with the Discharge of Revolving Loan Obligations, the Borrowers refinance indebtedness outstanding under the Revolving Loan Documents in accordance with the provisions of Section 12.3(a), then after written notice to the First Lien Term Loan Agent and the Incremental Term Loan Agent, (A) the indebtedness and other obligations arising pursuant to such refinancing of the then outstanding indebtedness under the Revolving Loan Documents shall automatically be treated as Revolving Loan Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (B) the credit agreement and the other loan documents evidencing such new indebtedness shall automatically be treated as the Revolving Loan Agreement and the Revolving Loan Documents for all purposes of this Agreement and (C) the agent under the new Revolving Loan Agreement shall be deemed to be the Revolving Loan Agent for all purposes of this Agreement. Upon receipt of notice of such refinancing (including the identity of the new the Revolving Loan Agent), each of the First Lien Term Loan Agent and the Incremental Term Loan Agent shall promptly enter into such reasonable documents and agreements (including amendments or supplements to this Agreement) as the Borrowers or the new the Revolving Loan Agent may request in writing in order to provide to the new the Revolving Loan Agent the rights of the Revolving Loan Agent contemplated hereby.

(ii) If substantially contemporaneously with the Discharge of First Lien Term Loan Obligations, the Borrowers refinance indebtedness outstanding under the First Lien Term Loan Documents in accordance with the provisions of Section 12.3(a), then after written notice to the Revolving Loan Agent, (A) the indebtedness and other obligations arising pursuant to such refinancing of then outstanding indebtedness under the First Lien Term Loan Documents shall automatically be treated as Term Loan Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (B) the credit agreement and the other loan documents evidencing such new indebtedness shall automatically be treated as the First Lien Term Loan Agreement and the First Lien Term Loan Documents for all purposes of this Agreement and (C) the agent under the new First Lien Term Loan Agreement shall be deemed to be the applicable First Lien Term Loan Agent for all purposes of this Agreement. Upon receipt of notice of such refinancing (including the identity of the new First Lien Term Loan Agent), such First Lien Term Loan Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrowers or the new First Lien Term Loan Agent may reasonably request in writing in order to provide to the new First Lien Term Loan Agent the rights of the First Lien Term Loan Agent contemplated hereby.

12.4 Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement by the First Lien Term Loan Agent, the Incremental Term Loan Agent or the Revolving Loan Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each of the First Lien Term Loan Agent, the Incremental Term Loan Agent and the Revolving Loan Agent (as directed pursuant to the applicable Term Loan Documents or

Revolving Loan Documents, as the case may be). No waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights or obligations are directly adversely affected.

12.5 Subrogation.

(a) Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Loan Obligations has occurred.

(b) Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Term Loan Obligations and Discharge of Incremental Term Loan Obligations has occurred.

(c) Notwithstanding anything to the contrary contained herein, Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Term Loan Obligations has occurred.

12.6 Notices. All notices to the Term Loan Secured Parties and the Revolving Loan Secured Parties permitted or required under this Agreement may be sent to the First Lien Term Loan Agent, and after Discharge of First Lien Term Loan Obligations, to the Incremental Term Loan Agent, and the Revolving Loan Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service, facsimile transmission or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile transmission or electronic mail or four (4) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Revolving Loan Agent:	Wells Fargo Bank, National Association
1100 Abernathy Road. Suite 1600
Atlanta, Georgia 20328
Attention: Portfolio Manager
Facsimile: (855) 552-1927
Email: Zachary.s.buchanan@wellsfargo.com

With a copy (which shall not constitute notice) to:

Otterbourg P.C.
230 Park Avenue
New York, New York 10169
Attn: Andrew M. Kramer, Esq.
Fax No.: (212) 682-6104
E-mail: akramer@otterbourg.com

First Lien Term Loan Agent:	Wilmington Trust, National Association
50 South Sixth Street
Suite 1290
Minneapolis, MN 55402
Attention: Renee Kuhl
Email: rkuhl@wilmingtontrust.com

with a copy (which shall not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attention: Lewis Grimm
Email: lgrimm@jonesday.com

Incremental Term Loan Agent:	Wilmington Trust, National Association
50 South Sixth Street
Suite 1290
Minneapolis, MN 55402
Attention: Renee Kuhl
Email: rkuhl@wilmingtontrust.com

with a copy (which shall not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attention: Lewis Grimm
Email: lgrimm@jonesday.com

12.7 Further Assurances.

(a) The First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, agrees to take such further action and shall execute and deliver to the Revolving Loan Agent or the Incremental Term Loan Agent such additional documents and instruments (in recordable form, if requested) as the Revolving Loan Agent or the Incremental Term Loan Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

(b) The Revolving Loan Agent agrees that it shall, for itself and on behalf of the Revolving Loan Secured Parties, take such further action and shall execute and deliver to the First Lien Term Loan Agent or the Incremental Term Loan Agent such additional documents and instruments (in recordable form, if requested in writing) as the First Lien Term Loan Agent or the Incremental Term Loan Agent may reasonably request in writing to effectuate the terms of and the lien priorities contemplated by this Agreement.

(c) The Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, agrees to take such further action and shall execute and deliver to the First Lien Term Loan Agent or the Revolving Loan Agent such additional documents and instruments (in recordable form, if requested in writing) as the First Lien Term Loan Agent or the Revolving Loan Agent may reasonably request in writing to effectuate the terms of and the lien priorities contemplated by this Agreement.

12.8 Consent to Jurisdiction; Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND CONSENT THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AS PROVIDED IN SECTION 11.6 ABOVE FOR SUCH PARTY. THE PARTIES HERETO WAIVE ANY OBJECTION TO ANY ACTION INSTITUTED HEREUNDER BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO THE VENUE OF ANY ACTION INSTITUTED HEREUNDER. EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

12.9 Governing Law. The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or any other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

12.10 Binding on Successors and Assigns. This Agreement shall be binding upon the Revolving Loan Agent, the other Revolving Loan Secured Parties, the First Lien Term Loan Agent, the other First Lien Term Loan Secured Parties, the Incremental Term Loan Agent, the other Incremental Term Loan Secured Parties, the Grantors and each of their respective permitted successors and assigns.

12.11 Specific Performance.

(a) The Revolving Loan Agent may demand specific performance of this Agreement. Each of the First Lien Term Loan Agent, for itself and on behalf of the other First Lien Term Loan Secured Parties, and Incremental Term Loan Agent, for itself and on behalf of the other Incremental Term Loan Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Loan Agent.

(b) The First Lien Term Loan Agent may demand specific performance of this Agreement. Each of the Incremental Term Loan Agent, for itself and on behalf of the Incremental Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, hereby irrevocable waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Term Loan Agent.

(c) The Incremental Term Loan Agent may demand specific performance of this Agreement. Each of the First Lien Term Loan Agent, for itself and on behalf of the First Lien Term Loan Secured Parties, and the Revolving Loan Agent, for itself and on behalf of the Revolving Loan Secured Parties, hereby irrevocable waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Incremental Term Loan Agent.

12.12 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

12.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

12.14 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

12.15 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Revolving Loan Obligations, First Lien Term Loan Obligations and Incremental Term Loan Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

12.16 Additional the Grantors. The Grantors shall cause each of their Subsidiaries or any other Person that becomes a Grantor to acknowledge and consent to the terms of this Agreement by causing such Subsidiary to execute and deliver to the parties hereto a Grantor Joinder, substantially in the form of Annex B hereto, pursuant to which such Subsidiary or such Person shall agree to be bound by the terms of the attached Acknowledgment and Agreement to the same extent as if it had executed and delivered same as of the date hereof.

12.17 No First Lien Term Loan Agent Duties or Waiver. The First Lien Term Loan Agent shall not have any duties or obligations except those expressly set forth herein and in the First Lien Term Loan Documents to which it is a party. Without limiting the generality of the foregoing, the First Lien Term Loan Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a default or an event of default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the First Lien Term Loan Documents that the First Lien Term Loan Agent is required to exercise as directed in writing; provided that the First Lien Term Loan Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability, that is contrary to any First Lien Term Loan Document, applicable law or court or administrative order, or for which it has not been indemnified to its satisfaction against any losses, liabilities or expenses that might be incurred therefrom;

(c) shall not, except as expressly set forth in this Agreement or in the First Lien Term Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor or any of their respective Subsidiaries or affiliates that is communicated to or obtained by the Person serving as the First Lien Term Loan Agent or any of its affiliates in any capacity;

(d) shall not be liable for any action taken or not taken by it (a) in the absence of its own gross negligence or willful misconduct, (b) in reliance on an Officers’ Certificate stating that such action is permitted by the terms of this Agreement or (c) with respect to the Revolving Loan Priority Collateral, with the consent, or at the written request, of the authorized representative of the Revolving Loan Secured Parties;

(e) shall not be deemed to have knowledge of any Revolving Loan Event of Default or Incremental Term Loan Event of Default unless and until notice describing such event of default is delivered to it; and

(f) shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Agreement, any Revolving Loan Document or any Incremental Term Loan Document, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or event of default, (d) the validity, enforceability, effectiveness or genuineness of this Agreement, any Revolving Loan Document, any Incremental Term Loan Document or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the Revolving Loan Documents or the Incremental Term Loan Documents, (e) the value or the sufficiency of any Collateral or (f) the satisfaction of any condition set forth in any Revolving Loan Documents, other than to confirm receipt of items expressly required to be delivered to the First Lien Term Loan Agent.

Nothing in this Agreement shall be construed to operate as a waiver by the First Lien Term Loan Agent, with respect to any Revolving Loan Secured Parties, any Incremental Term Loan Secured Parties, any Grantor, any Guarantor, or any other First Lien Term Loan Secured Parties, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in any First Lien Term Loan Document, all of which exculpatory rights, privileges, immunities, indemnities and reliance rights are incorporated herein. For all purposes of this Agreement, the First Lien Term Loan Agent may (i) rely in good faith, as to matters of fact, on any representation of fact believed by the First Lien Term Loan Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any Revolving Loan Secured Parties or Incremental Term Loan Secured Parties and (ii) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person. Each of the Revolving Loan Agent, for itself and for each of the other Revolving Loan Secured Parties, and the Incremental Term Loan Agreement, for itself and for each of the other Incremental Term Loan Secured Parties, and each Grantor expressly acknowledges that the subordination and related agreements set forth herein by the First Lien Term Loan Agent are made solely in its capacity as agent under the First Lien Term Loan Documents to which it is a party and are not made by Wilmington Trust, National Association in its individual or corporate capacity.

12.18 No Incremental Term Loan Agent Duties or Waiver. The Incremental Term Loan Agent shall not have any duties or obligations except those expressly set forth herein and in the Incremental Term Loan Documents to which it is a party. Without limiting the generality of the foregoing, the First Lien Term Loan Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a default or an event of default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Incremental Term Loan Documents that the Incremental Term Loan Agent is required to exercise as directed in writing; provided that the Incremental Term Loan Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability, that is contrary to any Incremental Term Loan Document, applicable law or court or administrative order, or for which it has not been indemnified to its satisfaction against any losses, liabilities or expenses that might be incurred therefrom;

(c) shall not, except as expressly set forth in this Agreement or in the Incremental Term Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor or any of their respective Subsidiaries or affiliates that is communicated to or obtained by the Person serving as the Incremental Term Loan Agent or any of its affiliates in any capacity;

(d) shall not be liable for any action taken or not taken by it (a) in the absence of its own gross negligence or willful misconduct, (b) in reliance on an Officers’ Certificate stating that such action is permitted by the terms of this Intercreditor Agreement, (c) with respect to the Revolving Loan Priority Collateral, (i) prior to the Discharge of Revolving Loan Obligations, with the consent, or at the written request, of the authorized representative of the Revolving Loan Secured Parties and (ii) after the Discharge of Revolving Loan Obligations, but prior to the Discharge of First Lien Term Loan Obligations, with the consent, or at the written request, of the authorized representative of the First Lien Term Loan Secured Parties, or (d) with respect to the Term Loan Priority Collateral, prior to the Discharge of First Lien Term Loan Obligations, with the consent, or at the written request, of the authorized representative of the First Lien Term Loan Secured Parties;

(e) shall not be deemed to have knowledge of any First Lien Term Loan Event of Default or Revolving Loan Event of Default unless and until notice describing such default or event of default is delivered to it; and

(f) shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Agreement, any First Lien Term Loan Document or any Revolving Loan Document, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or event of default, (d) the validity, enforceability, effectiveness or genuineness of this Agreement, any First Lien Term Loan Document , any Revolving Loan Document, or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the First Lien Term Loan Documents or the Revolving Loan Documents, (e) the value or the sufficiency of any Collateral or (f) the satisfaction of any condition set forth in any First Lien Term Loan Documents or any Revolving Loan Documents, other than to confirm receipt of items expressly required to be delivered to the Incremental Term Loan Agent.

Nothing in this Agreement shall be construed to operate as a waiver by the Incremental Term Loan Agent, with respect to any First Lien Term Loan Secured Parties, any Revolving Loan Secured Parties, any Grantor, any Guarantor, or any other Incremental Term Loan Secured Parties, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in any Incremental Term Loan Document, all of which exculpatory rights, privileges, immunities, indemnities and reliance rights are incorporated herein. For all purposes of this Agreement, the Incremental Term Loan Agent may (i) rely in good faith, as to matters of fact, on any representation of fact believed by the Incremental Term Loan Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any First Lien Term Loan Secured Parties or Revolving Loan Secured Parties and (ii) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person. Each of First Lien Term Loan Agent, for itself and each of the other First Lien Term Loan Secured Parties, and the Revolving Loan Agent, for itself and for each of the other Revolving Loan Secured Parties, and each Grantor expressly acknowledges that the subordination and related agreements set forth herein by the Incremental Term Loan Agent are made solely in its capacity as agent under the Incremental Term Loan Documents to which it is a party and are not made by Wilmington Trust, National Association in its individual or corporate capacity.

12.19 No Revolving Loan Agent Duties or Waiver. The Revolving Loan Agent shall not have any duties or obligations except those expressly set forth herein and in the Revolving Loan Documents to which it is a party. Without limiting the generality of the foregoing, the Revolving Loan Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a default or an event of default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Revolving Loan Documents that the Revolving Loan Agent is required to exercise as directed in writing; provided that the Revolving Loan Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability, that is contrary to any Revolving Loan Document, applicable law or court or administrative order, or for which it has not been indemnified to its satisfaction against any losses, liabilities or expenses that might be incurred therefrom;

(c) shall not, except as expressly set forth in this Agreement or in the Revolving Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor or any of their respective Subsidiaries or affiliates that is communicated to or obtained by the Person serving as the Revolving Loan Agent or any of its affiliates in any capacity;

(d) shall not be liable for any action taken or not taken by it (a) in the absence of its own gross negligence or willful misconduct, (b) in reliance on an Officers’ Certificate stating that such action is permitted by the terms of this Agreement or (c) with respect to the Term Loan Priority Collateral, with the consent, or at the written request, of the authorized representative of the Term Loan Secured Parties;

(e) shall not be deemed to have knowledge of any First Lien Term Loan Event of Default or Incremental Term Loan Event of Default unless and until notice describing such event of default is delivered to it; and

(f) shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Agreement, any First Lien Term Loan Document or any Incremental Term Loan Document, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or event of default, (d) the validity, enforceability, effectiveness or genuineness of this Agreement, any First Lien Term Loan Document, any Incremental Term Loan Document or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the Revolving Loan Documents or the Incremental Term Loan Documents, (e) the value or the sufficiency of any Collateral or (f) the satisfaction of any condition set forth in any First Lien Term Loan Documents, other than to confirm receipt of items expressly required to be delivered to the Revolving Loan Agent.

Nothing in this Agreement shall be construed to operate as a waiver by the Revolving Loan Agent, with respect to any First Lien Term Loan Secured Parties, any Incremental Term Loan

Secured Parties, any Grantor, any Guarantor, or any other Revolving Loan Secured Parties, of the benefit of any exculpatory rights, privileges, immunities, indemnities, or reliance rights contained in any Revolving Loan Document, all of which exculpatory rights, privileges, immunities, indemnities and reliance rights are incorporated herein. For all purposes of this Agreement, the Revolving Loan Agent may (i) rely in good faith, as to matters of fact, on any representation of fact believed by the Revolving Loan Agent to be true (without any duty of investigation) and that is contained in a written certificate of any authorized representative of any First Lien Term Loan Secured Parties or Incremental Term Loan Secured Parties and (ii) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the proper person. Each of the First Lien Term Loan Agent, for itself and for each of the other First Lien Term Loan Secured Parties, and the Incremental Term Loan Agreement, for itself and for each of the other Incremental Term Loan Secured Parties, and each Grantor expressly acknowledges that the subordination and related agreements set forth herein by the Revolving Loan Agent are made solely in its capacity as agent under the Revolving Loan Documents to which it is a party and are not made by Wells Fargo Bank, National Association in its individual or corporate capacity.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

REVOLVING LOAN AGENT		FIRST LIEN TERM LOAN AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,		WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Revolving Loan Agent		as the First Lien Term Loan Agent

By:	/s/ Zachary S. Buchanan	By:	/s/ Renee Kuhl
Name:	Zachary S. Buchanan	Name:	Renee Kuhl
Title:	Authorized Signatory	Title:	Vice President

INCREMENTAL TERM LOAN AGENT WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Incremental Term Loan Agent

By:	/s/ Renee Kuhl
Name:	Renee Kuhl
Title:	Vice President

1

ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned hereby acknowledges and agrees to the representations, terms and provisions of the Intercreditor Agreement among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent for the Revolving Loan Secured Parties (in such capacity, the “Revolving Loan Agent”), Wilmington Trust, National Association, in its capacity as administrative and collateral agent for the First Lien Term Loan Secured Parties (in such capacity, “First Lien Term Loan Agent”), and Wilmington Trust, National Association, in its capacity as administrative and collateral agent for the Incremental Term Loan Secured Parties (in such capacity, “Incremental Term Loan Agent”), of which this Acknowledgment and Agreement is a part. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

Each of the undersigned agrees that (a) if any of the Revolving Loan Agent, the First Lien Term Loan Agent or the Incremental Term Loan Agent holds Collateral it does so as bailee (under the UCC) for the other and is hereby authorized to and may turn over to such other Secured Party upon written request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Secured Party have been fully paid and performed, or as otherwise provided in the Intercreditor Agreement, and (b) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Secured Party to effectuate the provisions and purposes of the foregoing Intercreditor Agreement. Each of the undersigned agrees to provide to the First Lien Term Loan Agent, Incremental Term Loan Agent and the Revolving Loan Agent a copy of each Grantor Joinder hereto executed and delivered pursuant to Section 12.16 of the Intercreditor Agreement.

Each of the undersigned acknowledges and agrees that, although it may sign this Agreement, it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Agreement, a breach by the undersigned of any of its obligations under the Intercreditor Agreement or this Acknowledgment and Agreement will constitute an Event of Default under the terms of each of the Revolving Loan Agreement, the First Lien Term Loan Agreement and the Incremental Term Loan Agreement.

[SIGNATURE PAGE FOLLOWS]

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GREAT PLAINS OILFIELD RENTAL LLC

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

NOMAC DRILLING, L.L.C.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

PERFORMANCE TECHNOLOGIES, L.L.C.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

PTL PROP SOLUTIONS, L.L.C.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN ENERGY INC.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN OPERATING LLC

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

3

SEVENTY SEVEN LAND COMPANY LLC

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SSE LEASING LLC

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

4

Annex A

to

Intercreditor Agreement

Revolving Loan Priority Collateral

Revolving Loan Priority Collateral means all of the following present and future assets of each Grantor: (i) accounts, other than accounts which constitute identifiable proceeds of Term Loan Priority Collateral, (ii) chattel paper, (iii) inventory, (iv) deposit accounts and securities accounts (but not deposit accounts exclusively used (A) for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Borrower’s or Guarantor’s employees, or (B) solely and exclusively used to receive proceeds of Term Loan Priority Collateral under the Term Loan Documents), and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein but excluding Term Loan Priority Collateral, or identifiable proceeds thereof, (v) to the extent evidencing, governing, securing or otherwise related to any of the foregoing and the other Revolving Loan Priority Collateral, all documents, general intangibles (other than intellectual property), instruments, investment property (other than equity interests in subsidiaries), supporting obligations, letters of credit, letter of credit rights and commercial tort claims, (vi) all loans payable by a Grantor to any other Grantor to the extent made using proceeds of advances under the Revolving Loan Documents, (vii) all business interruption insurance, (viii) all books, records and documents related to the foregoing (including databases, customers lists and other records, whether tangible or electronic, which contain any information relating to any of the same); and (ix) all proceeds and products of any and all of the foregoing in whatever form received, including proceeds of business interruption insurance and other insurance and claims against third parties related to any of the foregoing.

Extraordinary receipts constituting proceeds of judgments relating to any of the property referred to above, insurance proceeds and condemnation awards in respect of any such property, indemnity payments in respect of any such property and purchase price adjustments in connection with any such property shall constitute Revolving Loan Priority Collateral. Proceeds and receivables of Excluded Property (as defined in the Revolving Loan Documents as of the date hereof) that would otherwise constitute Revolving Loan Priority Collateral shall be deemed Revolving Loan Priority Collateral.

A-1

Annex B

to

Intercreditor Agreement

Form of Grantor Joinder

Reference is made to that certain Intercreditor Agreement, dated as of August 1, 2016 (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent for the Revolving Loan Secured Parties (in such capacity, the “Revolving Loan Agent”) and Wilmington Trust, National Association, in its capacity as administrative and collateral agent for the First Lien Term Loan Secured Parties (in such capacity, “First Lien Term Loan Agent”), and Wilmington Trust, National Association, in its capacity as administrative and collateral agent for the Incremental Term Loan Secured Parties (in such capacity, “Incremental Term Loan Agent”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement.

This Grantor Joinder, dated as of                  , 20     (this “Grantor Joinder”), is being delivered pursuant to Section 12.16 of the Intercreditor Agreement.

The undersigned,                     , a                      (the “Additional Grantor”), hereby agrees to become a party to the Intercreditor Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the Additional Grantor had executed and delivered the Intercreditor Agreement as of the date thereof.

This Grantor Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

THIS GRANTOR JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Section 12 of the Intercreditor Agreement shall apply with like effect to this Grantor Joinder.

[Signature Pages Follow]

B-1

IN WITNESS WHEREOF, the Additional Grantor has caused this Grantor Joinder to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

B-2